AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2009

                                                          File No. 333-

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                [ ]     Pre-Effective Amendment No. ___

                [ ]     Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)


                         THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
 (Address of Principal Executive Offices, Number, Street, City, State Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                               Philip T. Masterson
                               c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                        Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP                      Morgan, Lewis & Bockius LLP
1701 Market Street                               1111 Pennsylvania Avenue, NW
Philadelphia, Pennsylvania 19103                 Washington, DC  20004

Title of Securities Being Registered: Institutional Class Shares of the WHG LargeCap Value Fund

Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this Registration Statement.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on September 28, 2009 pursuant to Rule 488 under the Securities Act of 1933, as amended.

                           THE PHILADELPHIA FUND, INC.

                           1200 North Federal Highway
                                    Suite 424
                            Boca Raton, Florida 33432

                                                               September__, 2009

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of Philadelphia Fund, Inc. (the "Philadelphia Fund") will be held on [November 6], 2009. The purpose of the meeting is to vote on a proposal to reorganize the Philadelphia Fund into the WHG LargeCap Value Fund, which is managed by Westwood Management Corp. and part of the WHG family of funds. If you are a shareholder of record of the Philadelphia Fund as of the close of business on [September 14], 2009, you have the opportunity to vote on the proposal. This package contains information about the proposal and the materials to use when casting your vote.

The proposal has been carefully reviewed by the Board of Directors of the Philadelphia Fund (the "Board"). In light of the decision of Baxter Financial Corporation ("BFC"), the investment adviser for the Philadelphia Fund, to exit the asset management business and the small asset size of the Philadelphia Fund, the Board believes that on a long-term basis the Philadelphia Fund may not continue to be a competitive investment option. The Philadelphia Fund currently possesses assets that are below critical mass and are not generating economies of scale. After reviewing BFC's decision, the Board determined that the best course of action was to seek to reorganize the Philadelphia Fund into another fund with similar investment objectives and policies.

The Board recommends that you vote for the proposed reorganization. Should shareholders approve the reorganization and other conditions to the reorganization be satisfied, your current shares in the Philadelphia Fund will be exchanged for Institutional Shares of the WHG LargeCap Value Fund. More information on the specific details of and reasons for the reorganization is contained in the enclosed combined Prospectus/Proxy Statement.

We believe that shareholders will be well served by the proposed reorganization, which will allow them to remain invested in a similar fund that is managed by a respected asset management firm and to benefit from the larger asset base, increased product array, lower expense ratio and economies of scale that are expected to result from the reorganization.

Please read the enclosed materials carefully and cast your vote on the proxy card. Please vote your shares promptly. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

While you are, of course, welcome to join us at the special meeting and vote in person, it is not necessary to do so. As a convenience, we have created three other options by which to vote your shares:

     o By Internet: Follow the instructions located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time you vote.

     o By Phone: The phone number is located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time you call.

     o By Mail: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

Whether or not you plan to attend the special meeting, we need your vote. Please do not hesitate to call 1-800-749-9933 if you have any questions about the proposal. Thank you for taking the time to consider this important initiative and for your investment in the Philadelphia Fund, Inc.

The Philadelphia Fund has seen a lot of history since its beginnings in 1923. You and I have seen momentous events since I became the Fund's portfolio manager in May of 1987. I want to thank you for the confidence you have demonstrated by investing in the Fund. We have done our best to secure a manager of proven capability.

Sincerely,


/s/ Donald H. Baxter
-----------------------------
Donald H. Baxter
President
Philadelphia Fund, Inc.

                            WESTWOOD MANAGEMENT CORP.

                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201


                                                             September ___, 2009


Dear Philadelphia Fund Shareholder:

We look forward to welcoming you as a shareholder in the WHG LargeCap Value Fund pending the approval of the reorganization by shareholders of the Philadelphia Fund.

The WHG LargeCap Value Fund is managed in the same strategy and discipline that has established Westwood as a premier value-style investment manager since 1983. We strive to earn superior returns for our clients while controlling downside risk. In addition to the information contained in the enclosed proxy statement, we have included a fact sheet for the WHG LargeCap Value Fund, which provides, among other things, performance data for periods ended June 30, 2009. Additional information about Westwood's LargeCap Value strategy, including composite performance data, can be found on page 45 of the WHG LargeCap Value Fund's prospectus, which also is enclosed. Our commitment is to always put our clients first. With this philosophy, Westwood has built a 26-year track record of exceeding client expectations through exceptional performance and ethical conduct.

Westwood Management Corp. is an SEC-registered investment advisor and wholly owned subsidiary of Westwood Holdings Group, Inc. ("Westwood"). Westwood is publicly traded on the New York Stock Exchange (NYSE symbol: WHG) and had total assets under management of $8.2 billion as of June 30, 2009. Westwood manages assets for institutional corporate, government and union pension funds; charities, endowments, foundations, mutual funds and individual investors. Identifying, quantifying and managing risk is a hallmark of our investment philosophy at Westwood. It is also an essential tenet we use in operating our company. You can find further information on Westwood by visiting our website at www.westwoodgroup.com.

In addition to the WHG LargeCap Value Fund, the WHG Funds also include WHG SMidCap, WHG SmallCap Value, WHG Income Opportunity and WHG Balanced. If you would like further information, such as an annual report or fund application, on any of the funds, please call the WHG Funds directly at 1-877-FUND-WHG or visit the Funds' website at www.whgfunds.com.

We urge you to read the enclosed proxy statement and WHG LargeCap Value Fund prospectus because they contain important information about the proposed reorganization. We also urge you to return your proxy card promptly. Your vote is extremely important, no matter how large or small your holdings may be.

We look forward to serving you.

Sincerely,

/s/ Brian O. Casey
-------------------------
Brian O. Casey
President & CEO
Westwood Holdings Group, Inc.

THE WHG FUNDS
WESTWOOD HOLDINGS GROUP, INC.
[WESTWOOD LOGO]

                             WHG LARGECAP VALUE FUND
                              Institutional Shares

                                                                                              as of June 30, 2009

                 Investment Strategy                          Investment Objective                Fund Facts

The Fund invests in approximately 40-60 securities      The objective of the Fund is to     Fund Symbol:  WHGLX
with market capitalizations within the range of         seek long-term capital
companies comprising the Russell 1000 Value Index and   appreciation by investing at        CUSIP:  0075W0734
is well diversified among market sectors. In            least 80% of its net assets in
selecting securities for the Fund, the Adviser          equity securities of large U.S.     Fiscal Year End:  October
employs bottom-up fundamental research to select        companies that have a market
common stocks that it believes are currently            capitalization within the range     Minimum Initial Investment:  $100,000
undervalued in the market and can add alpha to the      of companies comprising the
portfolio. The Adviser defines its value style as       Russell 1000 Value Index.           Inception Date:  6/28/2006
investing in those companies that it believes have
higher future earnings growth prospects than what the                                       Expense Ratio (Net):  1.00%**
current stock price reflects. In addition, the
Adviser focuses on limiting downside risk and will                                          Expense Ratio (Gross):  1.42%
purchase security only when the Adviser believes the
upside return potential outweighs the downside risk
over a 3-year period.

                                                        Top Ten Holdings

                                                    JP Morgan Chase & Company
                                                     Exxon Mobil Corporation
                                                       Chevron Corporation
                                                    CVS/Caremark Corporation
                                                  DirectTV Group, Incorporated
                                                          Covidien Ltd.
                                                       Exelon Corporation
                                                        PG&E Corporation
                                                Dominion Resources, Incorporated
                                                    Union Pacific Corporation

 Holdings are subject to change. Top ten holdings represent 27.1% of the portfolio.

                  Performance: Net Returns - as of 06/30/2009

     One Month         Three Months      Year to Date         One Year         Two Years*       Three Years*      Since Inception*
       0.25%              11.93%            -3.43%            -28.47%           -17.95%            -6.54%             -6.38%

*        Annualized Return.  Inception Date:  June 28, 2006

         The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.whgfunds.com.

** The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2010. In the absence of current fee waivers, total return and yield would be reduced.

         Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Current and future holdings are subject to risk.

         Please see the "Related Performance Data of the Adviser" section of the prospectus for information pertaining to the performance of similar accounts managed by the Adviser. The past performance of the LargeCap Value composite is no guarantee of the future performance of the Fund.

         PHILADELPHIA FUND SHAREHOLDERS ARE URGED TO READ THE ENCLOSED PROXY STATEMENT AND WHG LARGECAP VALUE FUND PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION OF THE PHILADELPHIA FUND. Additional information about the proposed reorganization, including a statement of additional information relating to the proxy statement and shareholder reports for each of the Philadelphia Fund and the WHG LargeCap Value Fund are available, free of charge, on the SEC's website (www.sec.gov) or by calling 877.386.3944.



                www.whgfunds.com                   877.FUND.WHG

THE WHG FUNDS
WESTWOOD HOLDINGS GROUP, INC.
[WESTWOOD LOGO]

                             WHG LARGECAP VALUE FUND
                              Institutional Shares

                                                                                      as of June 30, 2009

                        About Westwood                                                Investment Team

Founded in 1983, Westwood is an institutional                           The WHG LargeCap Value Fund is managed by a
asset management firm that specializes in value                         team of Westwood investment professionals, which is
equity and income portfolios.  The firm's clients                       led by Susan Byrne.  Westwood believes that team
include corporate pension funds, public retirement funds,               management creates a sense of ownership,
endowments, foundations,mutual funds, and high net worth                accountability, and consistency in the investment
individuals.                                                            process at all levels.  Similar to all Westwood
                                                                        portfolios, the LargeCap Value Fund portfolio team is
Westwood focuses on delivering consistent, superior long-term           comprised of several of Westwood's talented
performance while limiting downside risk.  the firm                     investment professionals whose experience best suits
currently manages approximately $8 billion.                             the needs of the portfolio.

                            Portfolio Characteristics
Return on Equity - 20%                                          Median Market Cap - $26.3B
Beta (vs. Russell 1000 Value) - 0.85                            One Year EPS Forward Growth Rate - 19%
Average Market Cap - $68.0B                                     2010 P/E Ratio - 12x

                                Sector Allocation
Consumer Discretionary - 10%                                    Materials and Processing - 1%
Consumer Staples - 8%                                           Producer Durables - 11%
Energy - 16%                                                    Technology - 11%
Financial Services - 17%                                        Utilities - 13%
Health Care - 10%                                               [Cash] - 3%

Beta is the measure of risk in relation to the market or benchmark.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus, which may be obtained by calling 1.877.FUND.WHG, or by visiting our website at www.whgfunds.com. Read the prospectus carefully before investing or sending money.

The WHG LargeCap Value Fund is distributed by SEI Investments Distribution Co., which is not affiliated with the Adviser.

            www.whgfunds.com                  877.FUND.WHG
                                                                 WHG-QR-003-1500

                             PHILADELPHIA FUND, INC.

                      1200 North Federal Highway, Suite 424
                            Boca Raton, Florida 33432

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON [NOVEMBER 6], 2009

TO SHAREHOLDERS OF THE PHILADELPHIA FUND, INC.: A special meeting of the shareholders (the "Special Meeting") of the Philadelphia Fund, Inc. (the "Acquired Fund") will be held at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432 at [11:00] a.m. Eastern time, on [November 6], 2009 for the following purposes:

1. To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund to the WHG LargeCap Value Fund, a portfolio of The Advisors' Inner Circle Fund, in exchange for Institutional Shares of the WHG LargeCap Value Fund,
     (b) the distribution of the Institutional Shares of the WHG LargeCap Value Fund PRO RATA by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund, and (c) the deregistration under the Investment Company Act of 1940, as amended, and dissolution under state law of the Acquired Fund; and

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Item 1 is described in the attached Prospectus/Proxy Statement.

THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Board of Directors of the Acquired Fund has fixed [September 14], 2009 as the record date for determination of shareholders entitled to vote at the Special Meeting.

                                           By Order of the Board of Directors,

                                           /S/ DONALD H. BAXTER
                                           ------------------------------------
                                           Donald H. Baxter
                                           President
                                           Philadelphia Fund, Inc.

[October 6], 2009

--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. YOU MAY ALSO CAST YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET.THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE ACQUIRED FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                             PHILADELPHIA FUND, INC.

                         THE ADVISORS' INNER CIRCLE FUND

                                [October 6], 2009

                               QUESTIONS & ANSWERS

For Shareholders of the Philadelphia Fund, Inc.:

     The following questions and answers provide an overview of the proposal to reorganize the Philadelphia Fund, Inc. (the "Acquired Fund") into the WHG LargeCap Value Fund (the "Acquiring Fund"), a portfolio of The Advisors' Inner Circle Fund. We encourage you to read the full text of the Prospectus/Proxy Statement that follows.

     Q: WHAT ARE THE ACQUIRED FUND'S SHAREHOLDERS BEING ASKED TO VOTE UPON?

     A: Shareholders of the Acquired Fund are being asked in the attached Prospectus/Proxy Statement to consider and approve a proposal to reorganize the Acquired Fund into the Acquiring Fund (the "Reorganization"). The Acquired Fund's shareholders will vote on an Agreement and Plan of Reorganization dated as of April 15, 2009 (the "Plan").

     Q: WHY IS THE BOARD OF DIRECTORS OF THE ACQUIRED FUND RECOMMENDING THE REORGANIZATION OF THE ACQUIRED FUND INTO THE ACQUIRING FUND?

     A: The Acquired Fund's Board of Directors (the "Acquired Fund Board"), including the Directors who are not "interested persons" within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), has determined that the Reorganization is in the best interest of the shareholders of the Acquired Fund, and that the interests of the current shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

     The Acquired Fund Board has been concerned about the long-term viability of the Acquired Fund due to its low asset size. It has become increasingly difficult for a relatively small fund, such as the Acquired Fund, to compete. In addition, the infrastructure and oversight (and associated costs) needed to comply with the increasing amount of regulations promulgated by the Securities and Exchange Commission have placed significantly greater regulatory and economic burdens on the Acquired Fund. The Acquired Fund Board's desire to keep the Acquired Fund's expenses from significantly rising has become increasingly difficult. As a result, the Acquired Fund Board encouraged Baxter Financial Corporation ("BFC"), the Acquired Fund's investment adviser, administrator, and principal underwriter, to seek a possible reorganization partner.

     At a meeting held on September 15, 2008, BFC informed the Acquired Fund Board that BFC was negotiating an agreement with Westwood Management Corp. ("WMC"), the Acquiring Fund's investment adviser, that provided for the Acquiring Fund to acquire all of the assets and stated liabilities of the Acquired Fund. In seeking an acquirer for the Acquired Fund, BFC looked for a purchaser that offered its own investment product that would allow shareholders of the Acquired Fund to continue to pursue their investment objectives through a tax-free combination of the Acquired Fund with a comparable investment portfolio of another investment company. At the April 15, 2009 meeting of the Acquired Fund Board, the Directors reviewed and considered a number of factors relating to the Reorganization, BFC, WMC, the Acquired Fund and the Acquiring Fund, including but not limited to: (1) the fees and expenses of the Acquired Fund and the Acquiring Fund; (2) the historical investment performance of the Acquired Fund and the Acquiring Fund; (3) the investment compatibility of the Acquired Fund, and the Acquiring Fund; (4) the proposed federal tax-free nature of the Reorganization; (5) the agreement by BFC and WMC to bear the direct fees and expenses of the Reorganization; and (6) the terms of the Plan.

     Q: WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

     A: The special meeting of shareholders of the Acquired Fund (the "Special Meeting") to consider the Reorganization proposal is scheduled to occur on [November 6], 2009. If all necessary approvals are obtained, the proposed Reorganization will take place immediately before the opening of business on [November 13], 2009.

     Q: WHO WILL RECEIVE THE PROSPECTUS/PROXY STATEMENT?

A: The Prospectus/Proxy Statement has been mailed to all persons and entities that held shares of record in the Acquired Fund on [September 14], 2009, and accordingly have the right to vote on the Reorganization proposal. Please note that, in some cases, record ownership of and/or voting authority over Acquired Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the Prospectus/Proxy Statement.

     Q: HOW IS THE ACQUIRED FUND PROPOSED TO BE REORGANIZED?

     A: The Plan contemplates that the assets and stated liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Institutional Shares of the Acquiring Fund. The Acquired Fund will distribute the Institutional Shares of the Acquired Fund PRO RATA to the Acquired Fund's shareholders. As a result of the Reorganization, each owner of shares of the Acquired Fund will become the owner of Institutional Shares of the Acquiring Fund having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund at the close of business on the business day immediately preceding the date of the Reorganization.

     Q: WHAT SHARES WILL I RECEIVE IN THE REORGANIZATION?

     A: Shareholders of the Acquired Fund will receive Institutional Shares of the Acquiring Fund. If the Reorganization is approved by shareholders of the Acquired Fund, Acquired Fund shareholders who do not wish to have their shares exchanged for the Institutional Shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for the shares, unless you are a tax-exempt investor.

     Q: ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRED FUND AND THE ACQUIRING FUND?

     A: The Acquiring Fund has an investment objective, investment policies and investment restrictions that are similar to the Acquired Fund.

     Q: ARE THERE ANY SIGNIFICANT DIFFERENCES IN THE ANNUAL FUND OPERATING EXPENSES OF THE ACQUIRED FUND AND ACQUIRING FUND?

     A: Since the inception of the Acquiring Fund, WMC, the investment adviser to the Acquiring Fund, has agreed to waive fees and/or reimburse certain expenses so that the Acquiring Fund's annual fund operating expenses do not exceed 1.00%, which is lower than the current expense ratio for the Acquired Fund. WMC has agreed to keep this expense cap in place for a period of at least two years following the consummation of the Reorganization.

     Q: WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

     A: No. The full value of your shares of the Acquired Fund will be exchanged for Institutional Class Shares of the Acquiring Fund without any sales load, commission or other transactional fee being imposed.

     Q: WHAT ARE THE COSTS AND FEDERAL TAX IMPLICATIONS TO SHAREHOLDERS IN CONNECTION WITH THE PROPOSED REORGANIZATION?

     A: All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne by the investment advisers to the Acquired Fund and the Acquiring Fund as agreed between them, without regard to whether the Reorganization is consummated. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund.

     Although the Acquired Fund has a similar investment objective and strategies to those of the Acquiring Fund, the Acquired Fund's portfolio holdings are not identical to the portfolio holdings of the Acquiring Fund. Prior to the Reorganization, BFC intends to restructure the Acquired Fund's investment portfolio so that the portfolio mirrors the investment portfolio of the Acquiring Fund. The possible need for the Acquired Fund to dispose of certain portfolio investments prior to the Reorganization could result in BFC selling such portfolio investments at a disadvantageous time. The sale of securities prior to the Reorganization could result in the Acquired Fund realizing gains (which may be taxable) or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transaction costs.

         The Reorganization is intended to be tax-free for federal income tax purposes, and the Acquired Fund and the Acquiring Fund have each received a favorable private letter ruling from the Internal Revenue Service that the Reorganization will, for federal income tax purposes, be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended. Immediately prior to the Reorganization, the Acquired Fund will declare and pay a final distribution to the Acquired Fund's shareholders of all of the Acquired Fund's investment company taxable income for taxable years ending on or before the closing of the Reorganization and all of the Acquired Fund's net capital gain, if any, recognized in those years. The sale of securities by the Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the final distribution that the Acquired Fund makes prior to the Reorganization.

     Q: WHAT IMPACT WILL THE TRANSACTION HAVE ON THE PHILADELPHIA FUND INVESTING PROGRAMS?

     A: If the Reorganization is approved by the Acquired Fund's shareholders at the Special Meeting, the Philadelphia Fund Investing Programs (the "Program") will be immediately terminated at the closing of the Reorganization, and Program participants will receive Institutional Shares of the Acquiring Fund. As shareholders of the Acquiring Fund, former Program participants will be entitled to make additional purchases of Institutional Shares of the Acquiring Fund at net asset value. There is no minimum for subsequent purchases of Institutional Shares of the Acquiring Fund.

                           PROSPECTUS/PROXY STATEMENT

                                [OCTOBER 6], 2009

               ACQUISITION OF THE ASSETS AND STATED LIABILITIES OF

                             PHILADELPHIA FUND, INC.

                      1200 North Federal Highway, Suite 424
                            Boca Raton, Florida 33432
                          Telephone No: 1-561-395-2155

                 BY AND IN EXCHANGE FOR INSTITUTIONAL SHARES OF

                            WHG LARGECAP VALUE FUND,
                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                          Telephone No: 1-877-FUND-WHG

     This Prospectus/Proxy Statement describes the proposed reorganization (the "Reorganization"), pursuant to an Agreement and Plan of Reorganization (the "Plan"), of the Philadelphia Fund, Inc. with the WHG LargeCap Value Fund, a series of The Advisors' Inner Circle Fund (the "Trust"). Under the Plan, Philadelphia Fund, Inc. would transfer all of its assets and stated liabilities to the WHG LargeCap Value Fund in exchange for Institutional Shares of the WHG LargeCap Value Fund. In this Prospectus/Proxy Statement, the WHG LargeCap Value Fund will be referenced as the "Acquiring Fund," the Philadelphia Fund, Inc. will be referenced as the "Acquired Fund" and the Acquired Fund and Acquiring Fund may also be collectively referred to as the "Funds," or individually as a "Fund." The Acquired Fund and the Acquiring Fund are both registered open-end management investment companies. Institutional Shares of the Acquiring Fund will be distributed PRO RATA by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund. As a result of the Reorganization, each owner of shares of the Acquired Fund will become the owner of Institutional Shares of the Acquiring Fund having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund at the close of business on the business day immediately preceding the date of the Reorganization. Subsequent to the Reorganization, the Acquired Fund will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve as a corporation under Maryland law. The Plan is attached to this Prospectus/Proxy Statement as Exhibit A.

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Acquired Fund and the Acquiring Fund that a prospective investor should know before voting on the Reorganization and investing in the Acquiring Fund. This Prospectus/Proxy Statement is accompanied by the prospectus for the Acquiring Fund's Institutional Shares, dated March 1, 2009, which is incorporated herein by reference. A Statement of Additional Information ("SAI") for the Acquiring Fund's Institutional Shares, dated

March 1, 2009, as well as an SAI dated [October 6], 2009 relating to this Prospectus/Proxy Statement, both containing additional information, have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated herein by reference. A prospectus and SAI for the Acquired Fund, each dated April 1, 2009, have been filed with the SEC and are incorporated herein by reference. Further information about the Acquired Fund's performance is contained in the Acquired Fund's Annual Report for its fiscal year ended November 30, 2008. The financial statements contained in such Annual Report and the unaudited financial statements contained in the Acquired Fund's Semi-Annual Report for the six-month period ended May 31, 2009 are incorporated herein by reference. Further information about the Acquiring Fund's performance is contained in the Acquiring Fund's Annual Report for its fiscal year ended October 31, 2008. The financial statements contained in such Annual Report and the unaudited financial statements contained in the Acquiring Fund's Semi-Annual Report for the six-month period ended April 30, 2009 are incorporated herein by reference.

     Copies of these materials and other information about the Acquired Fund and the Acquiring Fund may be obtained without charge by writing or by calling the Acquiring Fund or the Acquired Fund at the addresses and telephone numbers shown on the previous page.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                              PAGE
SUMMARY  1

         Reasons for the Proposed Reorganization.................................................1

         The Reorganization......................................................................2

         Federal Income Tax Consequences.........................................................2

         Comparison of the Fees and Expenses of the Acquired Fund and the Acquiring
                  Fund...........................................................................2

         Comparison of Investment Objectives and Policies of the Acquired Fund and
                  Acquiring Fund.................................................................4

         Comparison of the Service Providers of the Acquired Fund and Acquiring Fund.............4

         Comparison of the Share Class Characteristics and Shareholder Transactions and
                  Services of the Acquired Fund and Acquiring Fund...............................4

         Voting Information......................................................................4

PRINCIPAL RISK FACTORS...........................................................................5

         Comparison of the Principal Risks Associated with Investments in the Acquired
                  Fund and Acquiring Fund........................................................5

INFORMATION ABOUT THE REORGANIZATION.............................................................7

         Board Considerations....................................................................7

         Description of the Agreement and Plan of Reorganization................................11

         Description of Each Fund's Share Class and Capitalization..............................13

         Federal Income Tax Consequences........................................................13

         Agreement Between Westwood Management Corporation and Baxter Financial
                  Corporation...................................................................16

         Comparative Information on Shareholders' Rights........................................16

INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND......................................20

         Comparison of Investment Objectives and Principal Investment Strategies................20

         Comparison of Fundamental Investment Limitations.......................................21

         Comparison of Performance Information..................................................25

         Comparison of Financial Highlights Information.........................................27

         Information on Investment Advisory Arrangements and Other Service Providers............28

         Purchase, Redemption and Exchange Procedures...........................................31

         Information on Distribution Arrangements...............................................33


                                TABLE OF CONTENTS
                                   (continued)

                                                                                               PAGE

         Dividends and Distributions; Tax Information; Frequent Trading; Portfolio
                  Holdings Disclosure Policy....................................................34

         Where to Find Additional Information about the Acquired Fund and Acquiring Fund........35

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING............................................36

         Proxies, Quorum and Voting at the Special Meeting......................................37

         Share Ownership of the Funds...........................................................38

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY....................................39

AGREEMENT AND PLAN OF REORGANIZATION...........................................................A-1

                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated herein by reference into this Prospectus/Proxy Statement. A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. For more complete information, please read the prospectuses for the Acquired Fund and Acquiring Fund and the SAI relating to this Prospectus/Proxy Statement. The prospectus for the Acquiring Fund's Institutional Shares accompanies this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Directors of the Acquired Fund (the "Acquired Fund Board") has been concerned about the long-term viability of the Acquired Fund due to its low asset size. It has become increasingly difficult for a relatively small fund operation such as the Acquired Fund to compete. In addition, the infrastructure and oversight (and associated costs) needed to comply with the increasing amount of regulations promulgated by the SEC have placed significantly greater regulatory and economic burdens on the Acquired Fund. The Acquired Fund Board's desire to keep the Acquired Fund's expenses from significantly rising has become increasingly difficult. As a result, the Acquired Fund Board encouraged Baxter Financial Corporation ("BFC"), the Acquired Fund's investment adviser, administrator, and principal underwriter, to seek a possible reorganization partner.

     At the September 15, 2008 meeting of the Acquired Fund's Board, BFC informed the Acquired Fund Board that BFC was negotiating an agreement with Westwood Management Corporation ("WMC"), the investment adviser to the Acquiring Fund under which the Acquiring Fund would acquire all of the assets and stated liabilities of the Acquired Fund. In seeking an acquirer for the Acquired Fund, BFC looked for a purchaser that offered its own investment product that would allow shareholders of the Acquired Fund to continue to pursue their investment objectives through a tax-free combination of the Acquired Fund with a comparable investment portfolio of another investment company.

     At the April 15, 2009 meeting of the Acquired Fund Board, the Directors reviewed and considered a number of factors relating to BFC, WMC, the Acquired Fund and the Acquiring Fund. For the reasons set forth below under "Information about the Reorganization - Board of Directors' Considerations," the Acquired Fund Board, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act (the "Independent Directors"), concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the current shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Acquired Fund Board unanimously approved the Plan and recommends that shareholders of the Acquired Fund vote to approve the Plan.

     The Board of Trustees of the Trust on behalf of the Acquiring Fund also has concluded that the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

THE REORGANIZATION

     Under the Plan, the Acquiring Fund would acquire all of the assets and stated liabilities of the Acquired Fund, in exchange for Institutional Shares of the Acquiring Fund to be distributed PRO RATA by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of Institutional Shares of the Acquiring Fund having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund at the close of business on the business day immediately preceding the date of the Reorganization (the "Valuation Time"). At the Valuation Time, the value of the assets of the Acquired Fund will be determined in accordance with the procedures described in the Acquiring Fund's prospectus and SAI, and in accordance with the Acquiring Fund's valuation procedures. For more information about the Reorganization, see "Information About the Reorganization" below.

     If the Reorganization is approved, Acquired Fund shareholders who do not wish to have their Acquired Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

FEDERAL INCOME TAX CONSEQUENCES

     The Acquiring Fund and the Acquired Fund have each received a favorable private letter ruling from the Internal Revenue Service ("IRS"), that the Reorganization will, for federal income tax purposes, be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized upon the Reorganization, by shareholders of either the Acquiring Fund or the Acquired Fund. The tax basis of the Acquiring Fund's Institutional Shares received by the Acquired Fund's shareholders will be the same as the tax basis of their shares in the Acquired Fund. The Acquired Fund will distribute to its shareholders any previously undistributed ordinary income and realized capital gains accumulated prior to the Reorganization. See "Information about the Reorganization - Federal Income Tax Consequences" for more information.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.
--------------------------------------------------------------------------------

COMPARISON OF THE FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND

         COMPARATIVE FEE TABLE

         Like all mutual funds, the Acquired Fund and the Acquiring Fund incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. The table below describes (1) the fees and expenses of the Acquired Fund for the fiscal year ended November 30, 2008; (2) the fees and expenses of the Acquiring Fund's

Institutional Shares for the fiscal year ended October 31, 2008; and (3) the PRO FORMA fees and expenses of the Acquiring Fund's Institutional Shares, after giving effect to the Reorganization based on PRO FORMA net assets as of April 30, 2009.


                                                                                                            ACQUIRING FUND -
                                                                                                             INSTITUTIONAL
                                                                                         ACQUIRING FUND-        SHARES
                                                                             ACQUIRED     INSTITUTIONAL        PRO FORMA
ANNUAL FUND OPERATING EXPENSES                                                 FUND          SHARES            COMBINED
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS (AS A PERCENTAGE OF AVERAGE
NET ASSETS)
Management Fee                                                                 0.75%          0.75%              0.75%
Administrative Fee                                                             0.25%           ---                ---
Distribution (12b-1) Fee                                                       0.15%          None               None
Other Expenses                                                                 0.42%          0.66%(1)           0.36%(1)
Acquired Fund Fees and Expenses(2)                                             None           0.01%              0.01%
Total Annual Fund Operating Expenses                                           1.57%          1.42%(3)           1.12%
Less Fee Reductions and Expense Reimbursements                                 0.00          (0.41%)            (0.11)%(5)
Net Expenses                                                                   1.57%          1.01%(3),(4)       1.01%

(1) "Other Expenses" for the Acquiring Fund's Institutional Shares include approximately 0.12% of administrative fees.
(2) Acquired Fund Fees and Expenses are fees and expenses incurred as a result of a Fund's investment in other registered or unregistered investment companies.
(3) The Acquiring Fund's Total Annual Fund Operating Expenses and Net Expenses in this fee table do not correlate to the expense ratio in the Acquiring Fund's financial statements (or the "Financial Highlights" in this Prospectus/Proxy Statement) because the financial statements include only the direct operating expenses incurred by the Acquiring Fund, not the indirect costs of investing in acquired funds.
(4) WMC has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Expenses for Institutional Shares of the Acquiring Fund (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Acquiring Fund's Institutional Shares' average daily net assets until February 28, 2010. In addition, if at any point it becomes unnecessary for WMC to reduce fees or make expense reimbursements, the Trust's Board may permit WMC to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its reductions or reimbursements made during the preceding three-year period. Net expenses shown include 0.01% of Acquired Fund Fees and Expenses.
(5) WMC has agreed to reimburse expenses or waive fees in order to limit annual fund operating expenses of the Acquiring Fund to no greater than 1.00% of average daily net assets on an annual basis for two years from the date of the closing of the Reorganization

     COMPARATIVE EXPENSE EXAMPLE

     This Example is intended to help you compare the cost of investing in shares of the Acquired Fund and the Acquiring Fund.

     The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses as shown in the Comparative Fee Table above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR          3 YEARS         5 YEARS        10 YEARS

ACQUIRED FUND                                              $160             $496           $855           $1,867
ACQUIRING FUND, INSTITUTIONAL SHARES                       $103             $409(1)        $737(1)        $1,667(1)
ACQUIRING FUND, INSTITUTIONAL SHARES, PRO FORMA            $103             $345           $606           $1,353
COMBINED

(1) The "3 Years," "5 Years" and "10 Years" cost figures in the Example (for periods after the first year) are based on the Acquiring Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRED FUND AND ACQUIRING FUND

     The Acquiring Fund has an investment objective, investment policies and restrictions that are similar to the Acquired Fund. The following chart provides the investment objective of the Acquired Fund and the Acquiring Fund.


    ----------------------------------------------------- ----------------------------------------------------
                       ACQUIRED FUND                                        ACQUIRING FUND
    ----------------------------------------------------- ----------------------------------------------------
    ----------------------------------------------------- ----------------------------------------------------
    Seeks to achieve long-term growth of capital and      Seeks long-term capital appreciation
    income
    ----------------------------------------------------- ----------------------------------------------------

For a detailed description of the investment objectives, policies and fundamental investment restrictions, see "Information about the Acquired Fund and the Acquiring Fund- Comparison of the Investment Objectives and Principal Investment Strategies" and "Comparison of Fundamental Investment Limitations" below and the Acquiring Fund's prospectus which accompanies this Prospectus/Proxy Statement.

COMPARISON OF THE SERVICE PROVIDERS OF THE ACQUIRED FUND AND ACQUIRING FUND

     The Acquired Fund and Acquiring Fund have different investment advisers, administrators, distributors, transfer agents and other service providers. For a discussion of the service providers to the Acquired Fund and the Acquiring Fund, see "Information About the Acquired Fund and the Acquiring Fund- Information on Investment Advisory Arrangements and Other Service Providers" below and the Acquiring Fund's prospectus which accompanies this Prospectus/Proxy Statement.


COMPARISON OF THE SHARE CLASS CHARACTERISTICS AND SHAREHOLDER TRANSACTIONS AND SERVICES OF THE ACQUIRED FUND AND ACQUIRING FUND

     Shares of the Acquired Fund and Institutional Shares of the Acquiring Fund are both offered at net asset value with no front-end sales charge or contingent deferred sales charge. Shares of the Acquired Fund are subject to a distribution plan, and Institutional Class Shares of the Acquiring Fund are not subject to a distribution plan or shareholder servicing plan.

     The purchase, redemption, exchange, dividend and other policies and procedures of the Acquired Fund and the Acquiring Fund are generally similar. There are, however, some differences. For more information, see "Information About the Acquired Fund and the Acquiring Fund- Purchase, Redemption and Exchange Procedures" and "Information on Distribution Arrangements" below.

VOTING INFORMATION

     The Acquired Fund Directors are furnishing this Prospectus/Proxy Statement in connection with the solicitation of proxies. Only shareholders of record at the close of business on [September 14], 2009, will be entitled to vote at the special meeting of shareholders. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the special meeting of shareholders and voting in person. For additional information, see "About the Proxy Solicitation and the Special Meeting" below.

                             PRINCIPAL RISK FACTORS


COMPARISON OF THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN THE ACQUIRED FUND AND ACQUIRING FUND

     RISKS COMMON TO THE ACQUIRED FUND AND THE ACQUIRING FUND

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.

     EQUITY RISK. Since each Fund purchases equity securities, the Acquired Fund and the Acquiring Fund are each subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

     VALUE STYLE RISK. Because each Fund pursues a "value" style of investing, each Fund is exposed to value style risk. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an investment adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

     INVESTMENT ADVISOR RISK. Each Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the skill of the Fund's investment adviser in assessing the potential of the securities in which the Fund invests. Each investment adviser will apply investment techniques and risk analysis in making investment decisions for the adviser's respective Fund, but there can be no guarantee that these will produce the intended results. Each investment adviser may be incorrect in its assessment of the value of securities or its assessment of market trends, which can result in losses to the respective Fund. In some cases, investments may be unavailable, or the investment adviser may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

     RISKS ASSOCIATED WITH THE ACQUIRING FUND

     FOREIGN COMPANY RISK. The Acquiring Fund's investments in common stocks may include ADRs and domestically traded securities of foreign issuers. Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Acquiring Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     REIT RISK. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate and are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes; operating expenses; rising interest rates; competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Acquiring Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Acquiring Fund expenses.

     ETF RISK. To the extent that the Acquiring Fund invests in ETFs, the Acquiring Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Acquiring Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Acquiring Fund. Accordingly, the Acquiring Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Acquiring Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the investment adviser may not be able to liquidate the Acquiring Fund's holdings at the most optimal time which could affect the Acquiring Fund's performance.

     ROYALTY TRUST RISK. The Acquiring Fund may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Similar to REITs, the Acquiring Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Acquiring Fund expenses.

     MLP RISK. The Acquiring Fund may invest in MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that a MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

     RISKS ASSOCIATED WITH THE ACQUIRED FUND

     INTEREST RATE RISK. Due to the Acquired Fund's investments in fixed income securities, the Acquired Fund is subject to interest rate risk. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity, which often leads to lower equity prices.

     RISK OF LIMITED HOLDINGS. Due to the limited number of portfolio holdings of the Acquired Fund, the Acquired Fund is also subject to the risk of limited holdings. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Acquired Fund usually owns 20-30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios.

                      INFORMATION ABOUT THE REORGANIZATION

BOARD CONSIDERATIONS

     The Acquired Fund Board, including the Independent Directors, has determined that the Reorganization is in the best interest of the shareholders of the Acquired Fund, and that the interests of the current shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Acquired Fund Board, including the Independent Directors, also has considered and unanimously approved the terms and conditions of the Plan. The following discussion describes in greater detail the steps taken by the Acquired Fund Board in reaching these conclusions.

     BACKGROUND

     The Acquired Fund Board has been concerned about the long-term viability of the Acquired Fund due to its low asset size. It has become increasingly difficult for a relatively small fund operation, such as the Acquired Fund, to compete. In addition, the infrastructure and oversight (and associated costs) needed to comply with the increasing amount of regulations promulgated by the SEC have placed significantly greater regulatory and economic burdens on the Acquired Fund. The Acquired Fund Board's desire to keep Acquired Fund's expenses from significantly rising has become increasingly difficult. As a result, the Acquired Fund Board encouraged BFC to seek a possible reorganization partner. At a meeting of the Acquired Fund Board held on September 15, 2008, BFC informed the Acquired Fund Board that BFC was negotiating an agreement with WMC under which the Acquiring Fund would acquire all of the assets and stated liabilities of the Acquired Fund. In seeking an acquirer for the Acquired Fund, BFC looked for an acquirer that offered its own investment product that would allow shareholders of the Acquired Fund to continue to pursue their investment objectives through a tax-free combination of the Acquired Fund with a comparable investment portfolio of another investment company. BFC also informed the Acquired Fund Board that, in consideration for these assets, WMC would pay BFC an amount based on the assets of the Acquired Fund at the time of the Reorganization. BFC noted that the Reorganization was, among other things, subject to the approval of the Acquired Fund Board and the shareholders of the Acquired Fund. BFC stated that it proposed to present the Reorganization to the Acquired Fund Board for its consideration and approval at a meeting to be held in 2009 and noted that the Acquired Fund Board would receive additional information regarding the Reorganization in advance of such meeting.

     BOARD CONSIDERATIONS AND CONCLUSIONS

     In addition to the September 15, 2008 meeting, the Acquired Fund Board also met on April 15, 2009 to consider the proposed Reorganization. The Independent Directors, together with their independent legal counsel, also met in executive session at the September 15, 2008 meeting to consider the Reorganization. In connection with these meetings, the Acquired Fund Board was provided in advance of the meetings, detailed information about the proposed Reorganization, including information regarding: (1) the reputation, financial strength and capabilities of WMC and its affiliates; (2) WMC's experience with and capabilities managing mutual funds; (3) the investment objectives and policies of the Acquiring Fund and their relative compatibility with those of the Acquired Fund; (4) the historical investment performance records of the Acquired Fund and the Acquiring Fund; (5) the investment advisory and total expenses payable and paid by the Acquiring Fund (including PRO FORMA expense information), as compared with those of the Acquired Fund; (6) the qualifications and experience of the WMC investment personnel managing the Acquiring Fund; (7) the current size of the Acquiring Fund and the prospects for its future growth, as compared to the Acquired Fund; (8) alternatives to the Reorganization, including liquidating the Acquired Fund; (9) the terms of the proposed Plan, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders and that the Acquired Fund would not bear any fees or expenses in connection with the Reorganization; and (10) the potential benefits of the Reorganization to BFC and WMC and their respective affiliates, including information on the Asset Purchase Agreement between BFC and WMC. At each meeting, BFC representatives discussed, and the Independent Directors reviewed (with the assistance of independent legal counsel), information regarding the Reorganization.

     The Acquired Fund Board considered various factors in reviewing the Reorganization and related Plan on behalf of Acquired Fund shareholders, including the following: (i) the combined fund will have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses; (ii) the investment objectives, policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund are similar; (iii) certain differences between the fundamental investment limitations of the Acquired Fund and the Acquiring Fund which, in many cases, reflect the adoption many years ago of investment restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable; and other differences that the Acquired Fund Board did not believe were material in light of the benefits of the Reorganization; (iv) the advisory fee for the Acquiring Fund is the same as the advisory fee of the Acquired Fund and the annual operating expense ratio of the Institutional Shares of the Acquiring Fund would be capped for a two year period after the Reorganization so that the annual operating expense ratio would be less than the current annual operating expense ratio of the Acquired Fund; (v) investors will not pay a sales charge or redemption fee to acquire shares of the Acquiring Fund through the Reorganization; (vi) the performance of the Acquiring Fund compared favorably to that of the Acquired Fund (although there is no guarantee or assurance as to the future performance of the Acquiring Fund); (vii) as a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will each receive, at the election of WMC, either a favorable private letter ruling from the IRS or an opinion of counsel that the Reorganization will be effected, for federal income tax purposes, as a tax-free reorganization; (viii) the fees and expenses associated with the participation of the Acquired Fund and the Acquiring Fund in the Reorganization will be borne and paid by WMC, BFC and/or their affiliates; (ix) unlike the Acquired Fund, which has a 12b-1 plan and pays for the distribution of its shares, the Institutional Shares of the Acquiring Fund do not have a 12b-1 fee; (x) each Fund will bear the indirect costs of brokerage commissions to the extent it buys or sells portfolio securities in anticipation of the Reorganization; (xi) the interests of the shareholders would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each participating Fund's net asset value; (xii) the potential benefits to WMC and BFC under the Asset Purchase Agreement; and (xiii) WMC's agreement to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act.

     Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Acquired Fund Board was advised that BFC and WMC were not aware of any circumstances relating to the Reorganization that might result in the imposition of an "unfair burden" on the Acquired Fund. In addition, WMC and the Acquiring Fund have agreed that from the closing date of the Reorganization until the second anniversary of the closing date of the Reorganization, WMC, by assuming or reimbursing expenses, waiving fees or otherwise, will limit the annual fund operating expenses of the Acquiring Fund to no greater than 1.00% of average daily net assets on an annual basis. Second, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Trust's Board currently satisfies and intends to continue to satisfy this condition.

     At the April 15, 2009 meeting of the Acquired Fund Board, the Acquired Fund Board determined that, based on the representations and information from BFC and WMC, the Reorganization was in the best interest of the shareholders of the Acquired Fund, and that the interests of the current shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The Acquired Fund Board also considered and unanimously approved the terms and conditions of the Plan. The Acquired Fund Board's conclusion was based on a number of factors, including the following:

    o The Reorganization will enable shareholders of the Acquired Fund to continue their investment in a mutual fund - the Acquiring Fund - that has similar investment objectives, policies and risks as the Acquired Fund.

    o WMC has substantial experience, qualifications and capabilities in managing mutual funds with similar investment objectives and policies as the Acquired Fund.

    o The historical investment performance record of the Acquiring Fund for the periods reviewed generally compared favorably to that of the Acquired Fund, although there is no guarantee or assurance as to the future performance of the Acquiring Fund.

    o The net annual operating expense ratio of the Institutional Shares of the Acquiring Fund after the Reorganization is expected to be less than that of the Acquired Fund's current net annual operating expense.

    o As a result of the Reorganization, each shareholder of the Acquired Fund would hold, immediately after the Reorganization, Institutional Shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held immediately before the Reorganization.

    o The Reorganization is expected to be tax-free, for federal income tax purposes, for the Acquired Fund and its shareholders.

    o The Acquired Fund would not bear any of the expenses of the proposed Reorganization, except that the Acquired Fund would bear the indirect costs of brokerage commissions to the extent the Acquired Fund buys or sells portfolio securities in anticipation of the Reorganization.

     On the basis of the foregoing and other representations and information provided to the Acquired Fund Board and its evaluation of those representations and information, the Acquired Fund Board, including the Independent Directors, voted unanimously to approve the Plan with respect to the Acquired Fund and to recommend that the shareholders of the Acquired Fund also approve the Reorganization.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The Plan provides for the Reorganization to occur immediately preceding the opening of business on or about [November 13], 2009 (the "Closing Date") or such later date as the officers of the Acquired Fund and Acquiring Fund may agree in writing. On the Closing Date, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously (i) issue to the Acquired Fund a number of full and fractional Institutional Shares of the Acquiring Fund equal in value to the aggregate net asset value of the Acquired Fund calculated as of 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date (i.e., the Valuation Time) and (ii) assume only the accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Valuation Time. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the Closing Date

     The value of the Acquired Fund's assets to be acquired by the Acquiring Fund shall be the value of such assets at the Valuation Time using the valuation procedures set forth in the Acquiring Fund's current prospectus and SAI, or such other valuation procedures as the Acquired Fund and the Acquiring Fund shall mutually agree. There are no material differences between the valuation procedures of the Acquired Fund and Acquiring Fund. The net asset value for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating net asset value, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its net asset value.

     Following the transfer of its assets in exchange for the Institutional Shares of the Acquiring Fund, the Acquired Fund will distribute the Institutional Shares of the Acquiring Fund PRO RATA to shareholders of record of the Acquired Fund in complete liquidation of the Acquired

Fund. Shareholders of the Acquired Fund owning shares on the Closing Date of the Reorganization will receive that number of Institutional Shares of the Acquiring Fund which have the same aggregate value as the shareholder held in the Acquired Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. The Acquiring Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, the Acquired Fund will deregister as an investment company under the 1940 Act and dissolve under Maryland law.

     The transfer of shareholder accounts from the Acquired Fund to the Acquiring Fund will occur automatically. It is not necessary for Acquired Fund shareholders to take any action to effect the transfer. PLEASE DO NOT ATTEMPT TO MAKE THE TRANSFER YOURSELF. IF YOU DO SO, YOU MAY DISRUPT THE MANAGEMENT OF THE FUNDS' PORTFOLIOS.

     The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Acquired Fund's shareholders; and (ii) receipt by the Acquired Fund and the Acquiring Fund of, at the election of WMC, either (a) a favorable private letter ruling from the IRS or (b) an opinion of counsel concerning the federal income tax consequences of the Reorganization. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of its Fund.

     All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne by the investment advisers to the Acquired Fund and the Acquiring Fund as agreed between them, without regard to whether the Reorganization is consummated, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of the Acquiring Fund shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund.

     Although the Acquired Fund has a similar investment objective and strategies as the Acquiring Fund, the Acquired Fund's portfolio holdings are not completely identical. Prior to the Reorganization, BFC intends to restructure the Acquired Fund's investment portfolio so that it mirrors the investment portfolio of the Acquiring Fund. The possible need for the Acquired Fund to dispose of certain portfolio investments prior to the Reorganization could result in selling such investments at a disadvantageous time. The sale of securities prior to the Reorganization could result in the Acquired Fund realizing gains (which may be taxable) or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transaction costs.

     Shareholders of the Acquired Fund will receive Institutional Shares of the Acquiring Fund. If the Reorganization is approved by shareholders of the Acquired Fund, Acquired Fund shareholders who do not wish to have their shares exchanged for the Institutional Shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for the shares, unless you are a tax-exempt investor.

     The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION OF EACH FUND'S SHARE CLASS AND CAPITALIZATION

     Institutional Shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. For additional information about Institutional Shares of the Acquiring Fund, please refer to the prospectus for those shares, which accompanies this Prospectus/Proxy Statement.

     The following table sets forth the unaudited capitalization of the Acquired Fund's shares and the Acquiring Fund's Institutional Shares as of April 30, 2009* and on a PRO FORMA combined basis after giving effect to the Reorganization as of that date:

--------------------------------------- ------------------------- ------------------------ ------------------------
                                                                                             ACQUIRING FUND (PRO
                                             ACQUIRED FUND            ACQUIRING FUND               FORMA)
--------------------------------------- ------------------------- ------------------------ ------------------------
--------------------------------------- ------------------------- ------------------------ ------------------------
Net Assets                                    $48,284,811               $86,672,781             $134,957,592
--------------------------------------- ------------------------- ------------------------ ------------------------
--------------------------------------- ------------------------- ------------------------ ------------------------
Shares Outstanding                             10,788,047               11,643,181               18,133,075
--------------------------------------- ------------------------- ------------------------ ------------------------
--------------------------------------- ------------------------- ------------------------ ------------------------
Net Asset Value Per Share                        $4.48                     $7.44                    $7.44
--------------------------------------- ------------------------- ------------------------ ------------------------

* The capitalization of the Acquiring Fund's Class A Shares as of April 30, 2009 was as follows: Net Assets: $4,296,500; Outstanding Shares: 576,936; Net Value and Redemption Price Per Share: $7.45; Maximum Offering Price Per Share: $7.84.

     The pro forma data above reflects an exchange ratio of approximately 0.6 Institutional Shares of the Acquiring Fund for each share of the Acquired Fund.

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

     The Acquiring Fund and the Acquired Fund have each received a favorable private letter ruling from the IRS substantially to the effect that for federal income tax purposes:

    o the Reorganization as set forth in the Plan will constitute a "reorganization" under Section 368(a)(1)(C) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    o no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund's assets solely in exchange for the Acquiring Fund's Institutional Shares;

    o no gain or loss will be recognized by the Acquired Fund upon transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund's Institutional Shares or upon the distribution of the Acquiring Fund's Institutional Shares to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund;

    o no gain or loss will be recognized by shareholders of the Acquired Fund upon exchange of their Acquired Fund shares for the Acquiring Fund's Institutional Shares (including fractional shares to which they may be entitled);

    o the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization;

    o the aggregate tax basis of the Acquiring Fund's Institutional Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization;

    o the holding period of the Acquired Fund's assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

    o the holding period of the Acquiring Fund's Institutional Shares received by each shareholder of the Acquired Fund pursuant to the Plan (including fractional shares to which they may be entitled) will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided the shares of the Acquired Fund were held as capital assets on the date of the Reorganization; and

    o pursuant to Section 381 of the Code and Treasury Regulations thereunder, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Such ruling is based on certain representations made by the Acquired Fund and the Acquiring Fund in the Plan and the IRS Private Ruling Request.

     Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

     Before the Reorganization, the Acquired Fund expects to distribute ordinary income and realized capital gains, if any, to shareholders.

     A fund with available capital loss carryovers may be more tax efficient for shareholders because any capital losses used to offset realized capital gains increase the after-tax returns of shareholders. Capital losses generally can be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. The Reorganization will result in a more than 50% "change in ownership" of the Acquired Fund, the smaller of the two Funds. As a result, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments, collectively referred to as "aggregate capital loss carryovers") of the Acquired Fund will be subject to an annual limitation for federal income tax purposes. The capital loss carryovers, unrealized depreciation in value of investments and aggregate net asset value of the Acquiring Fund as compared to the Acquired Fund, and the approximate annual limitation on the use of the Acquired Fund's aggregate capital loss carryovers by the Acquiring Fund following the Reorganization are as follows:


                                                                         ACQUIRED FUND               ACQUIRING FUND
                                                                         Expiring 2016
Capital Loss Carryovers (1)                                                $      0                    ($4,244,915)
Net Unrealized Depreciation of Investments for GAAP                       ($130,149)                    $        0
purposes at 7/31/09
Aggregate Capital Loss Carryovers                                         ($130,149)                   ($4,244,915)
Net Unrealized Depreciation as Percentage of Net Asset Value                   0.25%                          0.00%
Net Asset Value at 7/31/09                                              $52,615,957                   $118,684,061
Tax- Exempt Rate (July 31, 2009)                                               4.58%
Annual Limitation (approximate) (2)                                      $2,409,811

--------------------
(1) As of the last fiscal year-ends of the Acquired Fund and the Acquiring Fund, November 30, 2008 and October 31, 2008, respectively.

(2) The actual limitation will equal the aggregate net asset value of the Acquired Fund on the Closing Date, multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of the Acquired Fund on the Closing Date that is recognized in a taxable year.

     Given the amount of this annual limitation relative to the amount of the Acquired Fund's aggregate capital loss carryovers, this limitation may not be material. However, whether this annual limitation is material will depend upon the facts at the time of closing of the Reorganization. The Reorganization will not result in any material limitation on the use by the Acquiring Fund of its capital loss carryovers.

     Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in the value of the fund's investments. Conversely, buying shares in a fund with unrealized depreciation in the value of the fund's investments may be more tax efficient because such deprecation, when realized, will offset other capital gains that might otherwise be distributed to shareholders, causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization. The shareholders of both Funds will be subject to either greater or less appreciation (depreciation) in the value of their portfolio investments as a result of the Reorganization. Based on the Acquired Fund's unrealized depreciation in the value of its investments for generally accepted accounting principles ("GAAP") purposes as a percentage of its net asset value as of July 31, 2009 of (0.25%)%, compared to that of Acquiring Fund 0.00%, and of (0.08%) on a combined basis, following the Reorganization, the shareholders of neither Fund are being exposed to any material differences in the unrealized depreciation in value of investments following the Reorganization relative to what they are presently exposed.

     After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences of the Reorganization.

AGREEMENT BETWEEN WESTWOOD MANAGEMENT CORPORATION AND BAXTER FINANCIAL
CORPORATION

     WMC entered into an Asset Purchase Agreement with BFC, dated July 22, 2009 (the "Purchase Agreement"). The Purchase Agreement provides that BFC will sell to WMC certain assets relating to BFC's business of providing investment advisory and investment management services to the Acquired Fund. Consummation of the Purchase Agreement, sale of such assets, and certain other obligations of the parties is contingent upon approval of the Reorganization by shareholders of the Acquired Fund, among other things. Assuming shareholder approval is obtained, and the other conditions in the Purchase Agreement and the Plan of Reorganization are met, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     Both the Acquired Fund and the Trust are open-end, management investment companies. The Trust was established as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts, and the Acquired Fund was established as a corporation under the laws of the State of Maryland. The rights of shareholders of the Acquired Fund are defined by the Acquired Fund's Charter and Bylaws. The rights of shareholders of the Acquiring Fund are defined by the Declaration of Trust and Bylaws for the Trust. Although the rights of a shareholder of a Maryland corporation vary in certain respects from the rights of an interestholder of a Massachusetts business trust, the attributes of a share of common stock are comparable to those of a share of beneficial interest (e.g., shares of both are entitled to one vote per share held and fractional votes for fractional shares held). The chart below describes some of the differences between your rights as a shareholder of the Acquired Fund and your rights as a shareholder of the Acquiring Fund.

---------------------------------------- -------------------------------------- --------------------------------------

CATEGORY                                 ACQUIRING FUND                         ACQUIRED FUND
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
PREEMPTIVE RIGHTS                        None                                   Same
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
PREFERENCES                              None                                   Same
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
APPRAISAL RIGHTS                         None                                   Same
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
CONVERSION RIGHTS                        None                                   Same
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
EXCHANGE RIGHTS                          None                                   Same
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
MINIMUM INITIAL PURCHASE                 $100,000 (this amount does not apply   $1,000
                                         to Acquired Fund shareholders who
                                         receive Acquiring Fund shares in
                                         connection with the Reorganization)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
ANNUAL MEETINGS                          Not required                           The Acquired Fund is not required to
                                                                                hold an annual meeting in any year
                                                                                in which the Acquired Fund is not
                                                                                required to convene a meeting to
                                                                                elect directors under the 1940 Act.
                                                                                If the Acquired Fund is required
                                                                                under the 1940 Act to hold a
                                                                                stockholder meeting to elect
                                                                                directors, the meeting shall be
                                                                                designated an annual meeting of
                                                                                stockholders for that year, and
                                                                                shall be held no later than 60 days
                                                                                after the occurrence of the event
                                                                                requiring the meeting; except if an
                                                                                order is granted by the SEC
                                                                                exempting the Acquired Fund from the
                                                                                operation of Section 16(a) of the
                                                                                1940 Act or a no-action position of
                                                                                similar effect is obtained, then
                                                                                such meeting shall be held no later
                                                                                than 120 days after the occurrence
                                                                                of the event requiring the meeting.
                                                                                Otherwise, annual meetings shall be
                                                                                held only if called by the Acquired
                                                                                Fund Board.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
RIGHT TO CALL SHAREHOLDER MEETINGS       A special meeting of the               Special meetings of stockholders
                                         shareholders may be called at any      shall be called by the secretary
                                         time by the Trustees, by the           upon the written request of the
                                         president or, if the Trustees and      holders of shares entitled to vote
                                         the president shall fail to call any   not less than twenty-five percent of
                                         meeting of shareholders for a period   all the votes entitled to be cast at
                                         of 30 days after written application   such meeting.
                                         of one or more shareholders who hold
                                         at least 25% of all shares issued
                                         and outstanding and entitled to vote
                                         at the meeting, then such
                                         shareholders may call such meeting.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
CATEGORY                                 ACQUIRING FUND                         ACQUIRED FUND
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
NOTICE OF MEETINGS                       At least seven days before the         Written notice of annual meetings
                                         meeting to each shareholder entitled   shall be served upon or mailed to
                                         to vote.                               each stockholder entitled to vote
                                                                                thereat not more than ninety but
                                                                                at least ten days prior to a meeting.
                                                                                Written notice of a special meeting
                                                                                of stockholders shall be served
                                                                                upon or mailed to each stockholder
                                                                                entitled to vote thereat at least
                                                                                ten days before such meeting.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
RECORD DATE FOR MEETINGS                 The Trustees may fix in advance a      The Acquired Fund Board may fix in
                                         time, which shall not be more than     advance a date, not exceeding sixty
                                         60 days before the date of any         and not less than ten days preceding
                                         meeting of shareholders.               the date of any meeting of stockholders
                                                                                as a record date for the determination
                                                                                of the stockholders entitled to
                                                                                notice of, and to vote at, any such
                                                                                meeting, and any adjournment thereof.
                                                                                If an annual meeting is held to elect
                                                                                directors pursuant to the requirements
                                                                                of the 1940 Act, the Acquired Fund
                                                                                Board shall fix the record date within
                                                                                the time required for holding such
                                                                                annual meeting as provided in Section
                                                                                4 of the By-Laws, but not more than
                                                                                90 nor less than 10 days prior to
                                                                                such meeting.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
QUORUM FOR MEETINGS                      A majority of shares entitled to       The holders of a majority of the
                                         vote shall be a quorum for the         stock issued and outstanding and
                                         transaction of business at a           entitled to vote thereat, present in
                                         shareholders' meeting, except where    person or represented by proxy,
                                         any provision of law or of the         shall be requisite and shall
                                         Declaration of Trust permits or        constitute a quorum at all meetings
                                         requires that holders of any series    of the stockholders for the
                                         or class shall vote as a series or     transaction of business except as
                                         class, then a majority of the          otherwise provided by statute, by
                                         aggregate number of shares of that     the Articles of Incorporation or the
                                         series or class entitled to vote       By-Laws.
                                         shall be necessary to constitute a
                                         quorum for the transaction of
                                         business by that series or class.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
VOTE REQUIRED FOR APPROVAL OF            Except when a larger vote is           When a quorum is present at any
PROPOSALS AND ELECTION OF                required by any provisions of the      meeting, the vote of a majority of
TRUSTEES/DIRECTORS                       Declaration of Trust or By-laws, a     all the votes cast, by stockholders
                                         majority of the shares voted on any    present in person or represented by
                                         matter shall decide such matter and    proxy, shall decide any question
                                         a plurality shall elect a Trustee,     brought before such meeting, unless
                                         provided that where any provisions     the question is one upon which by
                                         of law or of the Declaration of        express provision of the statues or
                                         Trust permits or requires that the     of the Articles of Incorporation or
                                         holders of any series or class shall   of the By-Laws a different vote is
                                         vote as a series or class, then a      required, in which case such express
                                         majority of shares of that series or   provisions shall govern and control
                                         class voted on the matter shall        the decision of such question.
                                         decide that matter insofar as that
                                         series or class is concerned.

                                         There shall be no cumulative voting
                                         in the election of Trustees.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
CATEGORY                                 ACQUIRING FUND                         ACQUIRED FUND
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
ADJOURNMENT OF MEETINGS                  Any lesser number than a majority of   If a quorum shall not be present or
                                         the aggregate number of shares of      represented at any meeting of the
                                         that series or class entitled to       stockholders, the stockholders
                                         vote shall be sufficient for           entitled to vote thereat, present in
                                         adjournments. Any adjourned session    person or represented by proxy,
                                         or sessions may be held within a       shall have the power to adjourn the
                                         reasonable time after the date set     meeting from time to time, without
                                         for the original meeting without the   notice other than announcement at
                                         necessity of further notice.           the meeting, until a quorum shall be
                                                                                present or represented.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
REMOVAL OF TRUSTEES OR DIRECTORS BY      By vote of the shareholders holding    Maryland law provides for removal of
SHAREHOLDERS                             a majority of the shares entitled to   directors by shareholders.
                                         vote, the shareholders may remove a
                                         Trustee with or without cause.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
PERSONAL LIABILITY OF OFFICERS AND       All persons extending credit to,       Maryland law provides for immunity
TRUSTEES                                 contracting with or having any claim   from liability for directors under
                                         against the Trust or a particular      certain circumstances.
                                         series of shares shall look only to
                                         the assets of the Trust or the
                                         assets of that particular series of
                                         shares for payment under such
                                         credit, contract or claim; and
                                         neither the shareholders nor the
                                         Trustees, nor any of the Trust's
                                         officers, employees or agents,
                                         whether past, present or future,
                                         shall be personally liable
                                         therefore. Nothing in this
                                         Declaration of Trust shall protect
                                         any Trustee against any liability to
                                         which such Trustee would otherwise
                                         be subject by reason of willful
                                         misfeasance, bad faith, gross
                                         negligence or reckless disregard of
                                         the duties involved in the conduct
                                         of the office of Trustee.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
PERSONAL LIABILITY OF SHAREHOLDERS       All persons extending credit to,       Maryland law provides limitations on
                                         contracting with or having any claim   the personal liability of
                                         against the Trust or a particular      stockholders of a corporation.
                                         series of shares shall look only to
                                         the assets of the Trust or the
                                         assets of that particular series of
                                         shares for payment under such
                                         credit, contract or claim; and
                                         neither the shareholders nor the
                                         Trustees, nor any of the Trust's
                                         officers, employees or agents,
                                         whether past, present or future,
                                         shall personally liable therefore.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
CATEGORY                                 ACQUIRING FUND                         ACQUIRED FUND
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
RIGHTS OF INSPECTION                     Under Massachusetts law, and under     Maryland law provides a right of
                                         the Bylaws of the Trust, the           inspection to persons who have been
                                         trustees of a Massachusetts business   shareholders for at least six months
                                         trust may from time to time            and own at least 5% of the
                                         determine whether and to what          outstanding stock of a corporation.
                                         extent, and at what times and
                                         places, and under what conditions
                                         [and regulations] the accounts and
                                         books of the Trust maintained on
                                         behalf of each series and class of
                                         shares of the Trust or any of them
                                         may be open to the inspection of the
                                         shareholders of any series or class;
                                         and no shareholder may have any
                                         right to inspect any account or book
                                         or document of the Trust except
                                         that, to the extent such account or
                                         book or document relates to the
                                         series or class in which he is a
                                         shareholder or the Trust generally,
                                         such shareholder will have such
                                         right of inspection as conferred by
                                         laws or authorized by the trustees
                                         or by resolution of the shareholders
                                         of the relevant series or class.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
NUMBER OF AUTHORIZED SHARES; PAR VALUE   Unlimited number of shares; no par     The total number of shares of stock
                                         value                                  which the Acquired Fund shall have
                                                                                authority to issue is Thirty Million
                                                                                (30,000,000) shares, all of one class,
                                                                                of the par value of One Dollar $1.00)
                                                                                each and of the aggregate par value
                                                                                of Thirty Million Dollars $30,000,000)
---------------------------------------- -------------------------------------- --------------------------------------

     It should be noted that, under Maryland law, the Acquired Fund shareholders have no personal liability for the Acquired Fund's acts or obligations. By contrast, under Massachusetts law, interestholders of a Massachusetts business trust (like the Acquiring Fund) could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Acquiring Fund has provisions in its Declaration of Trust that endeavor to protect shareholders from such liability. Thus, the risk of an interestholder incurring a financial loss on account of interestholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

           INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND


COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     Each Fund seeks to provide long-term capital appreciation, and the Acquired Fund also seeks to provide income. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in common stocks and other equity securities of large capitalization companies, and the Acquired Fund invests primarily in common stocks with a market value greater than $150 million traded on the major U.S. securities exchanges and U.S. Treasury notes and bonds and U.S. Government agency notes and bonds. WMC and BFC each employ a value style of investing in order to select common stocks that it believes are currently undervalued in the market.

     The Acquiring Fund invests primarily in common stocks and other equity securities of large capitalization companies (the Acquiring Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase). The Acquiring Fund may also invest in exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Acquiring Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). WMC expects that the Acquiring Fund's investments in foreign companies will normally represent less than 25% of the Acquiring Fund's assets.

     The Acquiring Fund invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Acquiring Fund, WMC utilizes a value style of investing in which WMC chooses common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. WMC has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. WMC will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

     The Acquired Fund invests in approximately 20-30 securities which are believed to be undervalued. This undervaluation may be perceived for one or more of the following reasons: undervalued assets, low price to earnings ratio, low price in relation to market dominance, ability to control prices, low price to cash flow, and high percentage return on equity. Other factors considered before investing include market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large shareholders, good management, protection from competition, and dividend yield. BFC selects U.S. Treasury and U.S. Government agency notes and bonds based upon its analysis of the following factors: the state of the economy, Federal Reserve Board policies, the historical shape of the yield curve and the current shape of the yield curve. Based on its analysis, BFC identifies a specific range of maturities of fixed income securities that it believes present an enhanced potential for capital gains. In some cases, BFC will acquire U.S. Treasury and U.S. Government agency notes and bonds for the Acquired Fund that possess greater opportunity for yield. The Acquired Fund generates income by investing in stocks that pay dividends, commercial paper, and U.S. Treasury and U.S. Government agency fixed income securities. BFC takes into consideration the tax implications for shareholders of the Acquired Fund's portfolio trading activity by attempting to balance capital gains and losses resulting from portfolio transactions.

COMPARISON OF FUNDAMENTAL INVESTMENT LIMITATIONS

     Each Fund has adopted fundamental investment limitations that may not be changed without shareholder approval. The fundamental investment limitations of the two Funds are substantially similar, except that the Acquired Fund has adopted certain fundamental investment limitations that the Acquiring Fund has not, as shown in the chart below. With respect to the common fundamental investment limitations of the Acquired Fund and the Acquiring Fund, the Acquired Fund's investment limitations prohibit the Acquired Fund from taking certain actions or engaging in certain transactions, whereas the Acquiring Fund's investment limitations permit the Acquiring Fund to engage in the specified activity up to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom.

     The following chart compares the fundamental investment limitations of the Acquired Fund and the Acquiring Fund:

----------------------------------------------------------------------------------------------------------------------

                                         FUNDAMENTAL INVESTMENT LIMITATIONS
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
ACQUIRED FUND                                                ACQUIRING FUND
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
DIVERSIFICATION OF INVESTMENTS                               DIVERSIFICATION OF INVESTMENTS

The Fund may not invest more than 5% of its                  The Fund may not purchase securities of
gross assets in securities of any one issuer                 an issuer that would cause the Fund to
(except U.S. Government obligations), invest                 fail to satisfy the diversification of
more than 25% in the securities companies in                 requirement for a diversified
the same industry or buy more than 10% of                    management company under the 1940 Act,
the voting securities of any company.                        the rules or regulations thereunder or
                                                             any exemption therefrom, as such statute,
                                                             rules or regulations may be amended or
                                                             interpreted from time to time.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

BORROWING MONEY AND ISSUING SENIOR SECURITIES                BORROWING MONEY AND ISSUING SENIOR SECURITIES

The Fund may not borrow money (this policy shall not         The Fund may not borrow money or issue
prohibit the purchasing of debt securities commonly          senior securities (as defined under the
purchased by institutional investors).                       1940 Act), except to the extent permitted
                                                             under the 1940 Act, the rules and regulations
The Fund may not issue senior securities (except             thereunder or any exemption therefrom, as
the Fund may buy and sell options).                          such statute, rules or regulations may be
                                                             amended or  interpreted from time to time.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                         FUNDAMENTAL INVESTMENT LIMITATIONS
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
ACQUIRED FUND                                                ACQUIRING FUND
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

INVESTING IN REAL ESTATE OR COMMODITIES                      INVESTING IN REAL ESTATE OR COMMODITIES

The Fund may not buy or sell real estate or real             The Fund may not purchase or sell commodities
estate mortgage loans, commodities, or                       or real estate, except to the extent permitted
commodity contracts  (except financial futures               under the 1940 Act, the rules and regulations
contracts and options thereon). This policy does             thereunder or any exemption therefrom, as such
not prevent the Fund from investing in                       statute, rules or regulations may be amended or
the securities issued by a REIT, provided                    interpreted from time to time.
that such REIT is not permitted to invest in real
estate or interests in  real estate other than
mortgages or other security interests.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

UNDERWRITING                                                 UNDERWRITING

The Fund may not underwrite the securities of                The Fund may not underwrite securities issued
any other issuer (except when deemed to be                   by other persons, except to the extent permitted
a statutory underwriter in connection with the               under the 1940 Act, the rules and regulations
acquisition of "restricted  securities").                    thereunder or any exemption therefrom, as such
                                                             statute, rules or regulations may be amended or
                                                             interpreted from time to time.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

LENDING                                                      LENDING

The Fund may not lend money (this policy shall not           The Fund may not make loans, except to the extent
prohibit the purchasing of debt securities commonly          permitted under the 1940 Act, the rules and
purchased by institutional investors).                       regulations thereunder or any exemption therefrom,
                                                             as such satute, rules or regulations may be amended or
                                                             interpreted from time to time.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

CONCENTRATION                                                CONCENTRATION

The Fund may not concentrate its investments in a            The Fund may not concentrate investments in a
single industry. For these purposes, the Fund                particular industry or group of industries, as
considers utilities to be a sector, and not                  concentration is defined under the 1940 Act, the
an industry.                                                 rules and regulations thereunder or any exemption
                                                             therefrom, as such statute, rules or regulations
                                                             may be amended or interpreted from time to time.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

ASSET ENCUMBRANCE                                            ASSET ENCUMBRANCE

The Fund may not encumber its assets to                      No comparable investment limitation.
secure debts.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                         FUNDAMENTAL INVESTMENT LIMITATIONS
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
ACQUIRED FUND                                                ACQUIRING FUND
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

SHORT SELLING                                                SHORT SELLING

The Fund may not make short sales (the Fund does             No comparable investment limitation.
not consider the sale of an uncovered call option
or financial futures contracts to be short sales).
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

SECURITIES OF INVESTMENT COMPANIES                           SECURITIES OF INVESTMENT COMPANIES

The Fund may not acquire the securities of any other         No comparable investment limitation.
domestic or foreign investment company (except in
connection with a plan of merger or consolidation
with or acquisition of substantially all the assets
of such other investment company).
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

EXERCISING CONTROL OR MANAGEMENT                             EXERCISING CONTROL OR MANAGEMENT

The Fund may not buy securities to exercise control          No comparable investment limitation.
or management.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

SECURITIES ON MARGIN                                         SECURITIES ON MARGIN

The Fund may not purchase securities on margin.              No comparable investment limitation.
------------------------------------------------------------ ---------------------------------------------------------

     In addition, each Fund has non-fundamental investment limitations that prohibit it from investing more than 15% of its net assets in illiquid securities. The Acquired Fund also has a non-fundamental investment limitation that prohibits the Acquired Fund from investing more than 15% of its assets in restricted securities (i.e., securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended, securities with a legal or contractual obligation on resale, foreign securities not listed on a recognized domestic or foreign securities exchange, or in securities which do not have a bona fide market or securities not readily marketable). The Acquiring Fund has the following non-fundamental investment limitations, which provide that the Acquiring Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Acquiring Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Acquiring Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Acquiring Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Acquiring Fund to purchase securities or require the Acquiring Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Acquiring Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Acquiring Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Acquiring Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

     While shareholder approval is required to change a fundamental investment limitation, non-fundamental investment limitations may be changed by a Fund's Board.

COMPARISON OF PERFORMANCE INFORMATION

The bar charts and tables below compare the potential risks and rewards of investing in the Acquired Fund and the Acquiring Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund's calendar year performance from year to year. The tables show how each Fund's average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. Past performance does not necessarily indicate how a Fund will perform in the future.

                       ACQUIRED FUND PERFORMANCE

1999                                                         0.57%
2000                                                         4.73%
2001                                                        (7.02)%
2002                                                        (8.58)%
2003                                                        18.26%
2004                                                        20.13%
2005                                                         8.34%
2006                                                        12.98%
2007                                                         6.37%
2008                                                       (23.81)%

Year-to-date performance as of June 30, 2009:  (4.56%)

              BEST QUARTER                            WORST QUARTER
                 11.58%                                  (10.35)%
             (June 30, 2003)                       (December 31, 2008)



     THIS TABLE COMPARES ACQUIRED FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE S&P 500 INDEX.

                                                              1 YEAR               5 YEARS            10 YEARS
Fund Return Before Taxes                                     (23.81)%               3.57%                2.35%
Fund Return After Taxes on Distributions                     (24.03)%               2.19%                0.96%
Fund Return After Taxes on Distributions                     (15.14)%               3.29%                1.81%
and Sale of Fund Shares*
S&P 500 Index** (reflects no deduction for fees,             (37.00)%              (2.19)%              (1.38)%
expenses or taxes)

* Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes due to tax benefits resulting from a net capital loss upon the redemption of Acquired Fund shares.
** The S&P 500 Index is a widely recognized unmanaged index of common stock prices.

                ACQUIRING FUND PERFORMANCE - INSTITUTIONAL SHARES

                     2007                      12.52%
                     2008                      (31.81)%

Year-to-date performance as of June 30, 2009:  (3.43)%

              BEST QUARTER                            WORST QUARTER
                  7.62%                                  (19.34%)
             (June 30, 2007)                       (December 31, 2008)

In addition, the Adviser also manages seperate accounts with substantially similar investment objectives and policies as those of the Acquiring Fund. For more information about these similar accounts, including performance information, please see pages 45-46 under the heading "Related Performance Data of the Adviser" in the prospectus for the Acquiring Fund's Institutional Shares dated March 1, 2009, which accompanies this Prospectus/Proxy Statement.

THIS TABLE COMPARES THE ACQUIRING FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                                                                 SINCE
                                                                      1 YEAR                 INCEPTION*
------------------------------------------------------------ ------------------------- ------------------------
------------------------------------------------------------ ------------------------- ------------------------
Fund Return Before Taxes                                              (31.81%)                  (6.30%)
Fund Return After Taxes on Distributions**                            (32.07%)                  (6.82%)
Fund Return After Taxes on Distributions and Sale of Fund             (20.68%)                  (5.55%)
Shares**+
Russell 1000 Value Index (reflects no deduction for fees,             (36.85%)                 (12.16%)
expenses, or taxes)***

* Inception date is June 28, 2006. Index comparisons begin on June 30, 2006. ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
*** The Russell 1000 Value Index measures the performance of those Russell 1000
    Index companies with lower price-to-book ratios and lower forecasted growth values.
+ Returns after taxes on distributions and sale of Acquiring Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Acquiring Fund shares.

COMPARISON OF FINANCIAL HIGHLIGHTS INFORMATION

     The financial highlight tables are intended to help you understand the financial performance of the Acquired Fund for the past five fiscal years and the six month period ended May 31, 2009 and of the Acquiring Fund's Institutional Shares since its inception through the six-month period ended April 30, 2009. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information for the Acquired Fund for fiscal years ended November 30 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Acquired Fund's financial statements, are included in the Acquired Fund's annual report, which is available upon request. Information for the Acquiring Fund for fiscal years ended October 31 has been audited by Ernst & Young LLP, whose report, along with the Acquiring Fund's financial statements, are included in the Acquiring Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS - ACQUIRED FUND

(FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

SELECTED PER-SHARE DATA

                                            SIX MONTHS                     YEAR ENDED NOVEMBER 30,
                                               ENDED        ----------------------------------------------------
                                           MAY 31, 2009       2008       2007        2006       2005        2004
NET ASSET VALUE, BEGINNING OF PERIOD           $5.00         $8.19      $7.97       $8.03      $7.80       $6.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income                          0.04           0.10       0.12        0.15       0.13        0.11
Net Realized and Unrealized Gain
(Loss) on Investments                         (0.28)         (1.72)      0.54        0.70       0.59        1.39

Total From Investment Operations              (0.24)         (1.62)      0.66        0.85       0.72        1.50

LESS DISTRIBUTIONS FROM:
Net Investment Income                          0.05           0.11       0.15        0.13       0.11        0.13
Net Realized Gains                             0.01           1.46       0.29        0.78       0.38        0.08

TOTAL DISTRIBUTIONS                            0.06           1.57       0.44        0.91       0.49        0.21

Net Asset Value, End of Period                $4.70          $5.00      $8.19       $7.97      $8.03       $7.80

Total Return (%)                              (4.82)**      (24.51)      8.54       11.74       9.59       23.43

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
    (in thousands)                          $49,997        $55,970    $84,224     $85,883    $85,984     $84,875
Ratio to Average Net Assets:
    Expenses (%)                              1.80(a)         1.57       1.50        1.49       1.52        1.52
    Net Investment Income (%)                 1.74(a)         1.68       1.54        1.96       1.64        1.56

Portfolio Turnover Rate (%)                       0             51         59          33         26          44

    (a)   Annualized
    **    Not Annualized


FINANCIAL HIGHLIGHTS - ACQUIRING FUND'S INSTITUTIONAL SHARES

For a Share Outstanding Throughout the Period                  SIX MONTHS ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                   APRIL 30          OCTOBER 31      OCTOBER 31      OCTOBER 31
                                                                    2009^               2008            2007           2006(1)
Net Asset Value, Beginning of Period                                $8.74             $12.98          $10.72           $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income(2)                                             0.07               0.15            0.12             0.04
Net Realized and Unrealized Gain (Loss) on Investments              (1.28)             (4.08)           2.18             0.68
Total from Investment Operations                                    (1.21)             (3.93)           2.30             0.72

DIVIDENDS AND DISTRIBUTIONS:
Net Investment Income                                               (0.09)             (0.09)          (0.04)              --
Net Realized Gains                                                    --               (0.22)            --                --
Total Dividends and Distributions                                   (0.09)             (0.31)          (0.04)              --

Net Asset Value, End of Period                                      $7.44              $8.74          $12.98           $10.72

TOTAL RETURN+                                                      (13.92)%           (30.94)%         21.54%           7.20%

Net Assets, End of Period (000)                                    $86,673           $53,506         $23,841           $8,780

Ratio of Expenses to Average Net Assets                              1.00%*             1.00%           1.00%            1.00%*
Ratio of Expenses to Average Net Assets (Excluding
Waivers,
Expense Reimbursements and Fees Paid Indirectly)                    1.23%*             1.41%           1.82%            3.39%*
Ratio of Net Investment Income to Average Net Assets                1.79%*             1.42%           1.04%            1.04%*

Portfolio Turnover Rate                                             37%**               70%             50%             13%**

Amounts designated as "-" are $0 or have been rounded to $0.

^    Unaudited.
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by WMC during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Acquiring Fund distributions or the redemptions of Acquiring Fund shares.
*    Annualized.
**   Not annualized.
(1) The Acquiring Fund's Institutional Shares commenced operations on June 28, 2006.
(2)  Calculation performed using average shares for the period.

INFORMATION ON INVESTMENT ADVISORY ARRANGEMENTS AND OTHER SERVICE PROVIDERS

     ACQUIRED FUND INVESTMENT ADVISER AND PORTFOLIO MANAGER

     BFC serves as the investment adviser to the Acquired Fund. BFC provides the Acquired Fund with investment advice and recommendations regarding the investment and reinvestment of the Acquired Fund's assets. The address of BFC is 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432. BFC also serves as investment adviser to other institutional and individual investors. As of June 30, 2009, BFC had approximately $52,343,922 in assets under management.

     Mr. Donald H. Baxter, President, Treasurer, Director, and sole shareholder of BFC, is primarily responsible for the day-to-day management of the Acquired Fund's portfolio. He has been the Acquired Fund's portfolio manager since May, 1987. Mr. Baxter is also the President and a Director of the Acquired Fund and Eagle Growth Shares, Inc., another registered investment company. The Acquired Fund's SAI provides additional information about Mr. Baxter's compensation, the other accounts he manages, and his ownership of Acquired Fund shares.

     ACQUIRING FUND INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     WMC, a New York corporation formed in 1983, serves as the investment adviser to the Acquiring Fund. WMC makes investment decisions for the Acquiring Fund and continuously reviews, supervises and administers the Acquiring Fund's investment program. The Board of Trustees of the Trust supervises WMC and establishes policies that WMC must follow in its management activities. WMC's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. WMC is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of June 30, 2009, WMC had approximately $7.5 billion in assets under management.

     Although the Acquiring Fund is managed by a portfolio management team, WMC has identified the following team members as those with the most significant responsibility for the Fund's assets. This list does not include all members of the investment team:

     Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding WMC in April 1983. Ms. Byrne has served on the portfolio team for the Acquiring Fund since its inception. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Acquiring Fund and also is responsible for representing the Acquiring Fund to investors. Ms. Byrne has more than 38 years of investment experience.

     Mr. Mark R. Freeman, CFA, has served as Senior Vice President and Portfolio Manager for WMC since July 2006. He joined WMC in 1999 and served as Vice President and Portfolio Manager from July of 2000 to July of 2006. Mr. Freeman has served on the portfolio team for the Acquiring Fund since its inception. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Acquiring Fund and is also responsible for representing the Acquiring Fund to investors. Mr. Freeman has more than 20 years of investment experience.

     Ms. Kellie R. Stark, CFA, has served as Senior Vice President for WMC since July 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for WMC from July 1997 to July 2004. She joined the Adviser in 1993 and has served on the portfolio team for the Acquiring Fund since its inception. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Acquiring Fund and is also responsible for representing the Acquiring Fund to investors. Ms. Stark has more than 19 years of investment experience.

     Mr. Jay K. Singhania, CFA, has served as Vice President and Research Analyst for the Adviser since June 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for the Adviser from July 2002 to June 2004, and as Research Analyst from March 2001 to July 2002. Mr. Singhania has served on the portfolio team for the Acquiring Fund since April 2008. Prior to joining the Adviser, Mr. Singhania spent two years at Bank of America as an analyst in its Retail Industry Group where he was also involved with due diligence and financial modeling. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Acquiring Fund and is also responsible for representing the Acquiring Fund to investors. Mr. Singhania has more than 13 years of investment experience.

     Mr. Scott D. Lawson, CFA, has served as Vice President and Senior Research Analyst since joining WMC in October 2003. Mr. Lawson has served on the portfolio team for the Acquiring Fund since its inception. Prior to joining WMC, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and

Industrial sectors. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Acquiring Fund and is also responsible for representing the Acquiring Fund to investors. Mr. Lawson has more than 19 years of investment experience.

     The Acquiring Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of Acquiring Fund shares.

     INVESTMENT ADVISORY FEES

     The annual investment management fee for each of the Acquired Fund and the Acquiring Fund is 0.75%. As a result of WMC's contractual agreement to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.00% of the Acquiring Fund's average daily net assets until February 28, 2010, the Acquiring Fund paid 0.34% of its average daily net assets in advisory fees to WMC for the fiscal year ended October 31, 2008. If, at any point, it becomes unnecessary for WMC to make expense limitation reimbursements, the Board of Trustees of the Trust may permit WMC to retain the difference between the Acquiring Fund's total annual fund operating expenses and 1.00% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. At April 30, 2009, pursuant to the arrangement discussed above, the amount of previously waived and reimbursed fees for the Acquiring Fund for which the Adviser may seek reimbursement was $423,169.

     A discussion of the review of the Acquired Fund's investment advisory contract by its Board of Directors is available in the Acquired Fund's semi-annual report for the fiscal period ended May 31, 2009. A discussion of the review of Acquiring Fund's investment advisory contract by its Board of Trustees is available in the Acquiring Fund's annual report for the fiscal year ended October 31, 2008.

     OTHER SERVICE PROVIDERS

     The other service providers for the Acquired Fund and the Acquiring Fund are listed below:

-------------------------------- --------------------------------------- --------------------------------------
                                             ACQUIRED FUND                          ACQUIRING FUND
-------------------------------- --------------------------------------- --------------------------------------
-------------------------------- --------------------------------------- --------------------------------------
TRANSFER AGENT:                  UNIFIED FUND SERVICES, INC.             DST SYSTEMS, INC.
                                 P.O. Box 6110                           333 W. 11th Street
                                 Indianapolis, Indiana 46206             Kansas City, Missouri 64105
-------------------------------- --------------------------------------- --------------------------------------
-------------------------------- --------------------------------------- --------------------------------------
CUSTODIAN:                       U.S. BANK, N.A.                         U.S. BANK, N.A.
                                 425 Walnut Street                        800 Nicollett Mall
                                 Cincinnati, Ohio 45202                  Minneapolis, Minnesota 55402
-------------------------------- --------------------------------------- --------------------------------------
-------------------------------- --------------------------------------- --------------------------------------
ADMINISTRATOR:                   BAXTER FINANCIAL CORPORATION            SEI INVESTMENTS GLOBAL FUNDS SERVICES
                                 1200 North Federal Highway              One Freedom Valley Drive
                                 Suite 424                               Oaks, Pennsylvania 19456
                                 Boca Raton, Florida 33432
-------------------------------- --------------------------------------- --------------------------------------
-------------------------------- --------------------------------------- --------------------------------------
DISTRIBUTOR:                     BAXTER FINANCIAL CORPORATION            SEI INVESTMENTS DISTRIBUTION CO.
                                 1200 North Federal Highway              One Freedom Valley Drive
                                 Suite 424                               Oaks, Pennsylvania 19456
                                 Boca Raton, Florida 33432
-------------------------------- --------------------------------------- --------------------------------------
-------------------------------- --------------------------------------- --------------------------------------
INDEPENDENT REGISTERED           BRIGGS, BUNTING & DOUGHERTY, LLP        ERNST & YOUNG LLP
PUBLIC ACCOUNTING FIRM:          1835 Market Street                      Two Commerce Square
                                 26th Floor                              2001 Market Street
                                 Philadelphia, Pennsylvania 19103        Philadelphia, Pennsylvania 19103
-------------------------------- --------------------------------------- --------------------------------------


PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

     The transfer agent and dividend disbursing agent for the Acquired Fund is Unified Fund Services, Inc. The transfer agent and dividend-disbursing agent for the Acquiring Fund is DST Systems, Inc. Procedures for the purchase, exchange, and redemption of the Acquiring Fund's shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of the Acquired Fund's shares. Reference is made to the prospectus for Institutional Shares of the Acquiring Fund and the prospectus for the Acquired Fund, each of which is incorporated herein by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to the Acquiring Fund's shares and the Acquired Fund's shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to the Acquiring Fund's and the Acquired Fund's shares.

     For shareholders of the Acquired Fund who invested in the Acquired Fund through the "Philadelphia Fund Investing Programs" (the "Program") - If the Reorganization is approved by the Acquired Fund's shareholders at the special meeting of shareholders, the Program will be immediately terminated at the closing date of the Reorganization, and Program participants will receive Institutional Shares of the Acquiring Fund. As shareholders of the Acquiring Fund, former Program participants will be entitled to make additional purchases of the Acquiring Fund at net asset value. There is no minimum for subsequent investments.

     PURCHASES

     Shares of the Acquired Fund and the Acquiring Fund may be purchased on any day the New York Stock Exchange (the "NYSE") is open. When the Funds receive a shareholder's transaction request in proper form (as described in the prospectus), it is processed at the next calculated net asset value. When the Funds hold securities that trade in foreign markets on days the NYSE is closed, the value of the Funds' assets may change on days when a shareholder cannot purchase or redeem shares. Net asset value is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. There is no front-end sales charge or contingent deferred sales charge incurred in connection with the purchase or redemption of Institutional Shares of the Acquiring Fund or shares of the Acquired Fund.

     Purchases of both Funds may be made through an intermediary or directly from the Fund. Each Fund reserves the right to reject any request to purchase or exchange shares.

     The minimum investment for an initial purchase of shares of the Acquired Fund is $1,000. The minimum investment for Institutional Shares of the Acquiring Fund is $100,000. Each Fund may accept initial investments of smaller amounts in the respective Fund's sole discretion. In the case of the Acquiring Fund, if your account balance drops below $5,000 because of redemptions, you may be required to sell your Institutional Shares. Acquired Fund shareholders will have nine months from the closing date of the Reorganization to add to their account so that it reaches the minimum account size of $5,000 and avoid the involuntary redemption of their shares. There is no minimum for subsequent purchases of Institutional Shares of the Acquiring Fund.

     In the case of both Funds, purchases may be made by wire and by check. In addition, the Acquired Fund offers purchases through Tax Sheltered Plans and Automatic Investment Plans. The Acquired Fund makes available through its transfer agent the following Retirement Accounts:

    o   Traditional Individual Retirement Account (IRA)
    o   Roth IRA
    o   SIMPLE IRA
    o   SEP-IRA
    o   Coverdell Education Savings Account
    o   403(b)(7) Custodial Account

     For self-employed individuals, partnerships, and corporations, investments in shares of the Acquired Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan that has been approved by the IRS.

     The Automatic Investment Plan enables shareholders to make regular monthly investments in shares of the Acquired Fund through automatic charges to their bank checking accounts. The Acquired Fund's $1,000 minimum initial investment is waived for Automatic Investment Plan participants making regular monthly payments of at least $50.00 per month.

     REDEMPTIONS AND EXCHANGES

     Redemptions of shares of each Fund may be made through a financial intermediary or directly from the respective Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash. The Funds do not have exchange privileges.

     Any questions about the foregoing procedures relating to the Acquiring Fund may be directed to, and assistance in effecting purchases, redemptions or exchanges of Institutional Shares of the Acquiring Fund may be obtained by calling the Acquiring Fund at 1-877-FUND-WHG. Any questions about the foregoing procedures relating to the Acquired Fund may be directed to, and assistance in effecting purchases or redemptions of Acquired Fund shares may be obtained by, calling the Acquired Fund at 1-(800)-525-6201.

INFORMATION ON DISTRIBUTION ARRANGEMENTS

     12B-1 FEES

     Under a distribution plan approved by the Acquired Fund Board, the Acquired Fund may make monthly payments of not more than 1/24 of 1% (0.5% annually) of the net assets of the Acquired Fund to defray: (a) expenses associated with the sale of Acquired Fund shares, and (b) services to existing shareholders. The service fee, which may not exceed, on an annual basis, 0.25% of the average net asset value of the Acquired Fund, is intended to defray the cost of providing personal services to the Acquired Fund's existing shareholders. For the fiscal year ended November 30, 2008, the Acquired Fund paid distribution expenses equal to 0.15% of the Acquired Fund's average net assets. BFC has agreed to reduce the Acquired Fund's 12b-1 fees to 0.15% per annum of the Acquired Fund's average net assets until further notice. As a consequence of the Acquired Fund's distribution plan, long-term shareholders of the Acquired Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Conduct Rules.

     The Acquiring Fund has not adopted a plan of distribution with respect to Institutional Shares and accordingly does not pay for the distribution of its shares out of its own assets.

     The Acquiring Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of Acquiring Fund.

     ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     From time to time, WMC and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration, and shareholder servicing support for the Acquiring Fund. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of the Acquiring Fund's prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of WMC's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Acquiring Fund. A financial intermediary may provide these services with respect to

Acquiring Fund Institutional Shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Acquiring Fund available to their customers or registered representatives, including providing the Acquiring Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Acquiring Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, WMC and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Acquiring Fund's SAI.

     The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Acquiring Fund shares, the amount of Acquiring Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with WMC and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Acquiring Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Acquiring Fund shares or the provision of services to Acquiring Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY

     DIVIDENDS AND DISTRIBUTIONS

     The Acquired Fund intends to pay dividends of its net investment income on a quarterly basis. In addition, the Acquired Fund pays any capital gains distributions annually on approximately December 31st. The Acquiring Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. Dividends and capital gains distributions for both Funds will be automatically reinvested in additional shares unless you elect a cash payment.

     TAX INFORMATION

     It is anticipated that both Funds' distributions will consist of both dividends and capital gains. The Funds' distributions of dividends and capital gains are taxable whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the respective Fund holds its assets. Redemptions and exchanges are taxable sales.

     FREQUENT TRADING

     Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable distributions by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's net asset value in advance of the time as of which net asset value is calculated.

     Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are similar for both Funds and are described in each Fund's prospectus.

     PORTFOLIO HOLDINGS DISCLOSURE POLICIES

     Each Fund's SAI contains a description of the respective Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The Acquiring Fund's SAI is available on the Acquiring Fund's website, whgfunds.com or by calling or writing the Acquiring Fund. The Acquired Fund's SAI is available on its website at HTTP://WWW.PHILADELPHIAFUND.COM by calling or writing the Acquired Fund. Each Fund's SAI also may be obtained electronically from the SEC's website (www.sec.gov).

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND ACQUIRING FUND

     Information about the Acquired Fund is included in its prospectus and its SAI dated April 1, 2009, each of which is incorporated herein by reference. Information about the Acquiring Fund is included in its prospectus and its SAI for the Institutional Shares dated March 1, 2009, each of which is incorporated herein by reference. A copy of the Institutional Shares prospectus for the Acquiring Fund accompanies this Prospectus/Proxy Statement. Copies of the Institutional Shares SAI for the Acquiring Fund, the prospectus and SAI of the Acquired Fund and the SAI dated [October 6], 2009 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Acquired Fund at 1-(800) 525-6201 or by writing to the Philadelphia Fund, Inc. at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432, or The Advisors' Inner Circle Fund, One Freedom Valley Drive, Oaks, PA 19456. The prospectus for the Acquired Fund is also available electronically at the Acquired Fund's website at www.philadelphiafund.com

     The Trust, on behalf of the Acquiring Fund, and the Acquired Fund are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the Trust, on behalf of the Acquiring Fund, and by the Acquired Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549 and the following regional offices of the
SEC: New York Regional

Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington D.C. 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

     Proxies are being solicited by the Acquired Fund Board. The proxies will be voted at the special meeting of shareholders of Acquired Fund to be held on [November 6], 2009 at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432, at [11:00 a.m.] Eastern Time (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The solicitation of proxies will be largely by mail. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of WMC and/or BFC or their affiliates, without extra pay. Such solicitations may be by telephone, through the Internet, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. BFC has also retained D.F. King, who specializes in proxy solicitation to assist with the proxy solicitation process(tabulation, printing and mailing and if necessary, solicitation), the collection of proxies and with any necessary follow-up. WMC and/or BFC may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The cost of the solicitation, including (a) printing and mailing of this Prospectus/Proxy Statement, (b) the maintenance of the Internet web site relating to this proxy solicitation, (c) payment to D.F. King for tabulation, printing and mailing services (which is anticipated to amount to approximately $ [_____], including solicitations to submit proxies by telephone, and (d) the costs of holding the Special Meeting will be borne by WMC and/or BFC or their affiliates.

     The purpose of the Special Meeting is set forth in the accompanying Notice and this Prospectus/Proxy Statement. The Acquired Fund Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about [October 6], 2009 to shareholders of record at the close of business on [September 14], 2009
(the "Record Date"). On the Record Date, [________] shares of the Acquired Fund were outstanding and entitled to vote.

     It is expected that the solicitation of proxies will be primarily by mail. Shareholders may also vote by telephone or through the internet.

Shareholders may vote by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

     The Annual and Semi-Annual Reports to Shareholders of the Acquired and Acquiring Funds contain additional information about the investments of, respectively, the Acquired Fund and the Acquiring Fund, and the Annual Reports contain audited financial statements as well as discussions of the market conditions and investment strategies that significantly affected such Funds during the Acquired Fund's fiscal year ended November 30, 2008 and the Acquiring Fund's fiscal year ended October 31, 2008. Copies of these reports may be obtained at no charge by calling the respective toll-free numbers listed below, by writing to the respective addresses listed below or by visiting the respective websites.

Acquired Fund:
Philadelphia Fund, Inc.
1200 North Federal Highway, Suite 424
Boca Raton, Florida 33432
1-800-526-6221
www.Philadelphiafund.com

Acquiring Fund:
The Advisors' Inner Circle Fund - the WHG LargeCap Value Fund
One Freedom Valley Drive
Oaks, PA 19456
WWW.WHGFUNDS.COM
1-877-FUND-WHG

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Acquired Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

     Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Acquired Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS

GIVEN ON THE SUBMITTED PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE PLAN.

     In order to hold the Special Meeting, a "quorum" of shareholders of the Acquired Fund must be present. Holders of more than 50% of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the Special Meeting. Approval of the Reorganization requires the lesser of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or more than 50% of the outstanding voting securities of the Acquired Fund.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the Special Meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

     [As of the close of business on the Record Date, the officers and directors of the Acquired Fund own less than 1% of Acquired Fund's outstanding shares.]

     As of the close of business on the Record Date, the following table sets forth the persons who owned, to the knowledge of management, more than 5% of the outstanding shares of the Acquired Fund. The percentage of the Acquired Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

                          [                       ]

     [As of the close of business on the Record Date, the officers and trustees of the Trust own less than 1% of the Acquiring Fund's outstanding shares.]

     As of the close of business on the Record Date, the following table sets forth the persons who owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of the Acquiring Fund. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

                          [                        ]

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Acquired Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders, if any, should send their written proposals to the Philadelphia Fund, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432, so that the proposals are received within a reasonable time before any such meeting.

     No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Acquired Fund.

--------------------------------------------------------------------------------
       SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
            PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
                NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------


                                          By Order of the Board of Directors

[October 6], 2009

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of April 15, 2009, by and between The Advisors' Inner Circle Fund (the "Trust"), a Massachusetts voluntary association, with its principal place of business at 101 Federal Street, Boston, Massachusetts 02110, with respect to its series, the WHG LargeCap Value Fund (the "Acquiring Fund"), and Philadelphia Fund, Inc., a Maryland corporation, with its principal place of business at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432 (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Parties" and each a "Party"). Except for the Acquiring Fund, no other series of the Trust is a party to this Agreement. Westwood Management Corp., a New York corporation, joins this Agreement solely for purposes of paragraphs 5.12, 6.4, 7.5, 8.5, 9.1 and 14.2 and Baxter Financial Corporation, a Florida corporation, joins this Agreement solely for purposes of paragraphs 6.4, 7.5, 8.5, 9.1, 9.2 and 14.2.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the U.S. Treasury regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (other than the assets of the Acquired Fund reserved to discharge its liabilities in accordance with paragraph 1.3 of this Agreement) and the assumption of the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund by the Acquiring Fund in accordance with paragraph 1.3 of this Agreement in exchange for Institutional Shares, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of the Acquiring Fund Shares to the holders of shares of common stock, $1.00 par value per share, of the Acquired Fund (the "Acquired Fund Shares") and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Trust; and the Trust and the Acquired Fund are each open-end, registered management investment companies; and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest and the Acquired Fund is authorized to issue shares of common stock;

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Trust and the Acquiring Fund, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

     WHEREAS, the Directors of the Acquired Fund have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE I

     TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
                  SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional (to the third decimal place) Acquiring Fund Shares, determined by (a) multiplying the Acquired Fund Shares outstanding by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares, by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2, and (ii) to assume the Stated Liabilities of the Acquired Fund as set forth in paragraph 1.3. Holders of Acquired Fund Shares will receive Acquiring Fund Shares. Such transactions shall take place on the Closing Date at the Effective Time provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time as provided in paragraph 2.1. At and after the Effective Time provided for in paragraph 3.1, all of the assets of the Acquired Fund shall become, and be included in, the assets of the Acquiring Fund.

     The Acquired Fund has provided the Trust with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

     1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the Closing Date provided in paragraph 3.1. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Valuation Time provided in paragraph 2.1 delivered by the Acquired Fund to the Acquiring Fund pursuant to paragraph 3.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, at the Closing and for the period beginning at the Effective Time and ending six years thereafter (the "Run-off Period"), the Acquiring Fund will indemnify to the fullest extent provided by law and the Acquired Fund's Articles of Incorporation and By-laws the Acquired Fund's Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Directors"), acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Agreement, with respect to the debts, liabilities or obligations of the Acquired Fund that are not covered by the "run-off" insurance policies to be secured by Baxter Financial Corporation pursuant to paragraph 9.2 that are in form and substance acceptable to the Acquiring Fund and that name the Acquiring Fund and its affiliates as additional insureds ("Insurance Policies"), but excluding all such obligations with respect to the non-Independent Directors and officers. As a condition precedent to the Acquiring Fund's obligation to provide such indemnification, the Independent Directors of the Acquired Fund (a) shall have timely provided notice of claim and/or circumstances ("Insurance Claims") under the Acquired Fund's Insurance Policies; (b) shall provide to the Acquiring Fund evidence to show that such claims have been made; (c) shall cooperate fully with the Acquired Fund in perfecting and prosecuting any and all such Insurance Claims; (d) shall undertake all reasonable efforts to obtain the benefits of the Insurance Policies before seeking to rely on the indemnities provided herein; provided the Independent Directors have fulfilled their obligations under (a),
(b), (c) and (d) above, the obligations of the Acquiring Fund with respect to the liabilities hereby assumed shall not be subject to any suspension or delay by reason of the pendency of such Insurance Claim or any delay or dispute by the insurer with respect to such Insurance Claim; it being further understood and agreed that, should the Acquiring Fund be called upon hereunder to provide indemnification by reason of the failure or refusal of any issuer of the Insurance Policies timely to undertake its insuring obligations, the Acquiring Fund shall do so. Nonetheless, the performance of its obligations hereunder by the Acquiring Fund (a) shall not affect rights under the Insurance Policies, (b) shall be treated as an advance of performance by the Acquiring Fund rather than an assumption of liability, (c) shall subrogate the Acquiring Fund in its name or in the name of the Independent Directors to exercise all rights of the Independent Directors pursuant to the Insurance Policies, and (d) shall permit the Acquiring Fund to receive all proceeds of the Insurance Policies to extent funds have been advanced hereunder by the Acquiring Fund. The obligations of the Independent Directors pursuant to these provisions shall be continuing, including beyond the Run-Off Period in the event of a continuing delay or dispute by any issuer of the Insurance Policies. At and after the Effective Time, the Stated Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund. It is further understood that, at and after the Effective Time, recourse for the Stated Liabilities of the Acquired Fund and the obligation of the Acquiring Fund to indemnify the Independent Directors of the Acquired Fund as provided in this paragraph 1.3 shall be limited to the assets of the Acquiring Fund.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date (provided for in paragraph 3.1) as is conveniently practicable: (i) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, PRO RATA to its shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (ii) the Acquired Fund will thereupon proceed to deregister as an investment company and dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective PRO RATA number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its deregistration and dissolution.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares to be distributed to Acquired Fund Shareholders.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of or with respect to the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8 TERMINATION. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Maryland law and the Investment Company Act of 1940, as amended (the "1940 Act") all steps as may be necessary or appropriate to effect a complete deregistration, liquidation and dissolution of the Acquired Fund.

     1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund on or as soon as practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the business day immediately preceding the Closing Date provided in paragraph 3.1 or such earlier or later date and time as may be mutually agreed upon in writing by an officer of each Party (the "Valuation Time") after the payment of dividends pursuant to paragraph 5.8, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquired Fund Shares and the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, after the declaration and payment of any dividends and/or distributions, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the Parties.

     2.3 DETERMINATION OF VALUE. All computations of value hereunder shall by made by or under the direction of each Fund's respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities of the Acquired Fund and the Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing shall occur on or about July 15, 2009, or such other date(s) as an officer of each Party may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the "Effective Time"). The closing shall be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or at such other time and/or place as an officer of each Party may agree (the "Closing").

     3.2 STATEMENT OF ASSETS AND STATED LIABILITIES. The Acquired Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of such date for review and agreement by the Parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing: (i) an updated statement of Assets and Stated Liabilities of the Acquired Fund; and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of the Acquired Fund's assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Valuation Time, and certified by the principal accounting officer of the Acquired Fund.

     3.3 CUSTODIAN'S CERTIFICATE. U.S. Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer of U.S. Bank, N.A. stating that: (i) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) if applicable, all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

     3.4 EFFECT OF SUSPENSION IN TRADING. In the event that at the scheduled Valuation Time, either: (i) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time shall be postponed until the next Friday (which is a business day and which is not the last Friday of the month) when trading is fully resumed and reporting is restored or such later date as may be mutually agreed upon in writing by an officer of each Party.

     3.5 TRANSFER AGENT'S CERTIFICATE. Unified Fund Services, Inc. ("Unified"), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer of Unified stating that Unified's records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Valuation Time. On the Closing Date, the Acquiring Fund shall issue and deliver or cause DST Systems, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited as of the Effective Time to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each Party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other Party or its counsel may reasonably request.

     3.6 ARTICLES OF TRANSFER. Prior to or on the Closing Date, the Acquired Fund and Acquiring Fund shall file with the Department of Assessments and Taxation of the State of Maryland appropriate Articles of Transfer pursuant to the laws of the State of Maryland effective as of the Effective Time.

     3.7 FAILURE TO DELIVER ASSETS. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 to the custodian for the Acquiring Fund of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers' confirmation slips.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Trust and the Acquiring Fund, as follows:

        a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

        b) The Acquired Fund has the power to own all of its assets and, subject to shareholder approval, to carry out and consummate the transactions contemplated herein and has all necessary federal, state and local authorizations to carry on its business as such business is now being conducted.

        c) The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and the Acquired Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquired Fund is in compliance, in all material respects, with the 1940 Act and the rules and regulations thereunder.

        d) The current prospectus and statement of additional information of the Acquired Fund conform, in all material respects, to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        e) The Acquired Fund is not in violation, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in a violation, of any provision of the Acquired Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

        f) The Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in paragraph
     3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

        g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation by or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        h) The financial statements of the Acquired Fund as of November 30, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and audited by Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm. Such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

        i) Since the date of the financial statements referred to in paragraph
     (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

        j) As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

        k) The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of the Acquired Fund Shareholders, the Acquired Fund's Board of Directors and committees of the Acquired Fund's Board of Directors. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

        l) The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

        m) All federal and other tax returns and reports of the Acquired Fund required by law to be filed prior to the date hereof have been filed (and all federal and other tax returns and reports of the Acquired Fund required by law to be filed from and after the date hereof to the Closing Date will be filed) and are correct in all material respects. All federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for their payment. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        n) All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and were offered for sale and sold in conformity with applicable federal and state securities laws, rules and regulations. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.5. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

        o) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act.

        p) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

        q) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading and shall comply in all material respects WITH the federal securities laws and other applicable laws and regulations.

        r) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        s) To the best of our knowledge, the Acquired Fund has elected to be taxed as and has qualified as a "regulated investment company" under subchapter M of the Code (or its predecessor provisions) (a "RIC") at all times prior to November 8, 1983. The Acquired Fund has elected to be taxed as and has qualified as a RIC under the Code, as of and since November 8, 1983; has been a RIC under the Code at all times since November 8, 1983; and qualifies and will continue to qualify as a RIC under the Code for its current taxable year ending upon its liquidation and has computed its federal income tax under Section 852 of the Code.

        t) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Acquired Fund or for the performance of this Agreement by the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

        a) The Acquiring Fund is a legally designated, separate series of a voluntary association, duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

        b) The Acquiring Fund has the power to own all of its assets and to carry out and consummate the transactions contemplated herein and has all necessary federal, state and local authorizations to carry on its business as such business is now being conducted.

        c) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance, in all material respects, with the 1940 Act and the rules and regulations thereunder.

        d) The current prospectus and statement of additional information of the Acquiring Fund conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        e) The Acquiring Fund is not in violation, and the execution, delivery, and performance of this Agreement will not result in a violation, of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound.

        f) Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding, or investigation by or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund, or any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        g) The financial statements of the Acquiring Fund as of October 31, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and audited by Ernst & Young LLP, independent registered public accounting firm. Such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

        h) Since the date of the financial statements referred to in paragraph
     (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

        i) As of the date hereof, except as previously disclosed to the Acquired Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquiring Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquiring Fund or the net asset value per share during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

        j) The Acquiring Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

        k) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed prior to the date hereof have been filed (and all federal and other tax returns and reports of the Acquiring Fund required by law to be filed from and after the date hereof to the Closing Date will be filed) and are correct in all material respects. All federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        l) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and were offered for sale and sold in conformity with applicable federal and state securities laws, rules and regulations. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

        m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

        n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable and no shareholder of the Trust has any preemptive right to subscription or purchase in respect thereof.

        o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading and shall comply in all material respects with the federal securities laws and other applicable laws and regulations.

        p) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        q) To the best of our knowledge, the Acquiring Fund has elected to be taxed as and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its current taxable year and has computed its federal income tax under Section 852 of the Code.

        r) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or for the performance of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Acquiring Fund's and the Acquired Fund's operations. No Party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. In the event that insufficient votes are received from Acquired Fund Shareholders, the meeting may be adjourned as permitted under the Acquired Fund's Articles of Incorporation and By-laws and applicable law in order to permit further solicitation of proxies.

     5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items, that the Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of the Acquired Fund.

     5.7 PREPARATION OF FORM N-14. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the "Registration Statement"). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each Party will provide the other Party with the materials and information necessary to prepare the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the combined proxy statement and prospectus to be delivered to the Acquired Fund Shareholders entitled to vote on this Agreement and transactions contemplated herein in accordance with the Acquired Fund's Articles of Incorporation and the By-laws.

     5.8 FINAL DIVIDEND. Prior to the valuation of assets of the Acquired Fund as of the Valuation Time, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under

Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

     5.9 TAX-FREE REORGANIZATION. It is the intention of the Parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund, the Trust, nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

     5.10 REASONABLE EFFORTS. Each of the Trust, the Acquiring Fund and the Acquired Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.11 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.12 SECTION 15(f). The Trust, on behalf of the Acquiring Fund, and Westwood Management Corp. shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations thereunder. From the Closing Date until the second anniversary of the Closing, Westwood Management Corp., by assuming or reimbursing expenses, waiving fees or otherwise, will limit the annual fund operating expenses of the Acquiring Fund to no greater than 1.00%.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     6.1 TRUE REPRESENTATIONS AND WARRANTIES. All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

     6.2 CORPORATE DOCUMENTS. The Acquiring Fund also shall have delivered (or caused to be delivered) to the Acquired Fund, as required by the Acquired Fund or its counsel, the following documents in the name of the Acquiring Fund by the Trust or by its officers, counsel or service providers (as applicable): an assumption of liabilities, secretary's or assistant secretary's certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, and any opinion, certificate or document mutually agreed as necessary or appropriate to consummate the Reorganization under this Agreement. A facsimile signature of an officer of the Acquiring Fund on any of the foregoing corporate documents listed in this paragraph shall have the same effect as if executed in the original by such officer.

     6.3 OPINION. The Acquired Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund and its counsel, dated as of the Closing Date, to the effect that:

        a) The Trust is a voluntary association organized and validly existing under Massachusetts law. The Trust has the power to own its properties and conduct its business as a registered investment company. The Acquiring Fund is a separate series of the Trust that has been duly classified and designated in accordance with the applicable provisions of the 1940 Act and the Trust's Declaration of Trust and Bylaws;

        b) The Acquiring Fund Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Trust and no shareholder of the Trust has any preemptive right to subscription or purchase in respect thereof;

        c) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect;

        d) To such counsel's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        e) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Trust and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        f) The execution and delivery of this Agreement did not and the consummation of the transactions contemplated by this Agreement will not violate the Agreement and Declaration of Trust or By-laws of the Trust or any material agreement known to counsel to which the Acquiring Fund is a party or by which the Acquiring Fund may be bound.

        g) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby; and

        h) To such counsel's actual knowledge as of the date it was declared effective, the Registration Statement as it relates to the Acquiring Fund complies as to form in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act.

     Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the Acquiring Fund with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that on the effective date of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to the Trust or the Acquiring Fund, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that counsel do not express any opinion or belief with regard to the financial statements and other financial and statistical data or information contained in or incorporated by reference in the Registration Statement; (iii) may rely on the opinion of other counsel to the extent set forth in such opinion, PROVIDED such other counsel is reasonably acceptable to the Acquired Fund; (iv) shall state that such opinion is solely for the benefit of the Acquired Fund and its Directors and officers and (v) may rely upon officers' certificates and certificates of public officials in rendering their opinion.

     6.4 FEES AND EXPENSES. All fees and expenses associated with the participation of the Acquired Fund in the Reorganization contemplated by this Agreement shall have been or, when due, will be, paid in full by Westwood Management Corp., Baxter Financial Corporation and/or their affiliates, as agreed separately between them.

     6.5 DUE DILIGENCE. The Acquired Fund shall have completed to its satisfaction its review of the Acquiring Fund's books and records.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 TRUE REPRESENTATIONS AND WARRANTIES. All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund's name by the Acquired Fund's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 STATEMENT OF ASSETS AND STATED LIABILITIES. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Assets and Stated Liabilities of the Acquired Fund on the second business day prior to the Closing Date, as referenced in paragraph 3.2 of this Agreement, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, certified by the principal accounting officer of the Acquired Fund. The Acquired Fund will deliver at the Closing: (i) an updated statement of Assets and Stated Liabilities of the Acquired Fund; and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Valuation Time, and certified by the principal accounting officer of the Acquired Fund.

     7.3 CORPORATE DOCUMENTS. The Acquired Fund also shall have delivered (or caused to be delivered) to the Acquiring Fund, as required by the Acquiring Fund or its counsel, the following documents in the name of the Acquired Fund by the Acquired Fund or by its officers, counsel or service providers (as applicable):
A bill of sale and assignment, treasurer's certificate, chief financial officer certificate, secretary's or assistant secretary's certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, tax representation certificates, and any opinion, certificate or document mutually agreed as necessary or appropriate to consummate the Reorganization under this Agreement. A facsimile signature of an officer of the Acquired Fund on any of the foregoing corporate documents listed in this paragraph shall have the same effect as if executed in the original by such officer.

     7.4 OPINION. The Acquiring Fund shall have received on the Closing Date an opinion of Stradley, Ronon, Stevens & Young LLP, counsel to the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund and its counsel, dated as of the Closing Date, to the effect that:

        a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under Maryland law. The Acquired Fund has the power to own its properties and conduct its business as a registered investment company;

        b) The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect;

        c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder;

        d) To such counsel's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        e) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Directors of the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        f) The execution and delivery of this Agreement did not and the consummation of the transactions contemplated by this Agreement will not violate the Articles of Incorporation and By-laws of the Acquired Fund or any material agreement known to counsel to which the Acquired Fund is a party or by which the Acquired Fund may be bound.

        g) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby; and

        h) To such counsel's actual knowledge as of the date it was declared effective, the Registration Statement as it relates to the Acquired Fund complies as to form in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act.

     Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the Acquired Fund with certain officers of the Acquired Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that on the effective date of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to the Acquired Fund, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that counsel do not express any opinion or belief with regard to the financial statements and other financial and statistical data or information contained in or incorporated by reference in the Registration Statement; (iii) may rely on the opinion of other counsel to the extent set forth in such opinion, PROVIDED such other counsel is reasonably acceptable to the Trust; (iv) shall state that such opinion is solely for the benefit of the Trust and its Trustees and officers; and (v) may rely upon officers' certificates and certificates of public officials in rendering their opinion.

     7.5 FEES AND EXPENSES. All fees and expenses associated with the participation of the Acquiring Fund in the Reorganization contemplated by this Agreement shall have been or, when due, will be, paid in full by Westwood Management Corp., Baxter Financial Corporation and/or their affiliates, as agreed separately between them.

     7.6 DUE DILIGENCE. The Acquiring Fund shall have completed to its satisfaction its review of the Acquired Fund's books and records.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other Party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 SHAREHOLDER VOTE. This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with applicable law and the provisions of the Acquired Fund's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 ORDERS AND PROCEEDINGS. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3 CONSENTS. All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either Party hereto may waive any such conditions for itself.

     8.4 EFFECTIVE REGISTRATION STATEMENT. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the Parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Parties shall have received, at the election of Westwood Management Corp., either (i) a favorable private letter ruling from the Internal Revenue Service, or (ii) an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that for federal income tax purposes:

        a) The transfer of substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        b) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets subject to Stated Liabilities to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund;

        c) No gain or loss will be recognized by the Acquired Fund on the distribution of Acquiring Fund Shares to Acquired Fund Shareholders;

        d) No gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares;

        e) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        f) The holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        g) No gain or loss will be recognized to Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares;

        h) The basis of the Acquiring Fund Shares to be received by Acquired Fund Shareholders will be the same as the basis of the Acquired Fund Shares surrendered in exchange therefor;

        i) The holding period of the Acquiring Fund Shares to be received by Acquired Fund Shareholders will include the period during which Acquired Fund Shareholders held the Acquired Fund Shares surrendered in exchange therefor, provided the Acquired Fund Shares were held as a capital asset on the date of the exchange; and

        j) The Acquiring Fund will succeed to and take into account, as of the date of the transfer (as defined in Treas. Reg. ss.1.381(b)-1(b)), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382 and 383 of the Code.

     Such ruling or opinion, as the case may be, shall reference this Agreement, and the documents referenced herein, and shall be based on customary assumptions and such representations as may be reasonably requested, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing ruling or opinion, as the case may be, may state that no opinion or ruling is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

     8.6 Westwood Management Corp. shall have received evidence satisfactory to it that the Acquiring Fund has been released from any and all liabilities related to or arising from Thomas J. Flaherty's pension.


                                   ARTICLE IX

                             EXPENSES AND INSURANCE

     9.1 All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the investment adviser to the Acquiring Fund and the investment adviser to the Acquired Fund as agreed between them, without regard to whether the Reorganization is consummated, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (i) expenses associated with the preparation and filing of the Proxy Materials; (ii) postage; (iii) printing; (iv) accounting fees; (v) legal fees incurred by each Party; (vi) solicitation costs of the Reorganization; and (vii) other related administrative or operational costs. Westwood Management Corp. and Baxter Financial Corporation each agrees that all such fees and expenses so borne and paid, shall be paid directly by such party to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the Reorganization will be borne by the Party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC within the meaning of Section 851 of the Code. Acquired Fund Shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization. Neither the Acquired Fund nor the Acquiring Fund will pay the Acquired Fund Shareholders' or Acquiring Fund Shareholders' expenses, if any.

     9.2 For the period beginning at the Effective Time and ending no less than six years thereafter, Baxter Financial Corporation shall provide or cause to be provided "run-off" directors and officers errors and omissions insurance policy(ies) which covers the present and former Directors and officers of the Acquired Fund.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither Party has made to the other Party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the Parties.

     10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquired Fund. In addition, either the Trust or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to:

        a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

        b) a condition herein expressed to be precedent to the obligations of the terminating Party that has not been met and it reasonably appears that it will not or cannot be met; or

        c) a determination by a Party's Board of Trustees or Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust or the Acquired Fund, respectively, and notice given to the other Party hereto.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Trust, the Acquired Fund or their respective Trustees, Directors or officers, to the other Party or its Trustees, Directors or officers.

     11.3 The obligation of the Acquiring Fund to indemnify the Independent Directors of the Acquired Fund as provided by paragraph 1.3 is terminable as set forth below, in the sole discretion of the Acquiring Fund, in the event that any material representation made in this Agreement by the Acquired Fund proves to be materially inaccurate at any time, including during the Run-Off Period; notwithstanding the foregoing, said termination can only be applied to any Independent Director(s) who knew of the inaccuracy when made and then only as to a claim for indemnity arising out of said inaccuracy. Further, should the Acquiring Fund defend or indemnify the Independent Directors of the Acquired Fund, such undertaking to indemnify shall not preclude the Acquiring Fund from seeking recovery for the attendant costs of such indemnification from the Independent Director(s) should any material representation made in this Agreement by the Acquired Fund later be determined to be materially inaccurate and to have been known by the subject Independent Director(s) when made.

                                  ARTICLE XII

                               AMENDMENTS; WAIVERS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund and the Trust as specifically authorized by their respective Board of Trustees or Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval and, further provided, that the officers of the Acquired Fund and the Trust may change the Valuation Time, Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees or Directors.

     Either Party may waive a breach by the other Party or the failure to satisfy any of the conditions to its obligations (other than the conditions provided in paragraphs 8.1 and 8.5). Any waiver must be in writing and authorized by an officer of the waiving Party with or without the approval of shareholders.

                                  ARTICLE XIII

                                     NOTICES

     13.1 All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the Parties at the following address:

                  a) if to the Trust or the Acquiring Fund, to it at:

                           The Advisors' Inner Circle Fund
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                           Attn: Joseph Gallo, Esq.

                           with a copy (which shall not constitute notice) to:

                           Morgan, Lewis & Bockius LLP
                           1111 Pennsylvania Ave., NW
                           Washington, D.C. 20004
                           Attn: Christopher D. Menconi, Esq.

                  b) if to the Acquired Fund, to it at:

                           Philadelphia Fund, Inc.
                           1200 North Federal Highway, Suite 424
                           Boca Raton, Florida 33432
                           Attn: Ronald Rohe
                           with a copy (which shall not constitute notice) to:

                           Stradley, Ronon, Stevens & Young LLP
                           2600 One Commerce Square
                           Philadelphia, Pennsylvania  19103
                           Attn:  Mark A. Sheehan, Esq.

or to such other person or address as any Party shall specify by notice in writing to the other Parties in accordance with this paragraph. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

                                  ARTICLE XIV

                           PUBLICITY; CONFIDENTIALITY

     14.1 PUBLICITY. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

     14.2 CONFIDENTIALITY. The Parties, Baxter Financial Corporation and Westwood Management Corp. (for purposes of this paragraph 14.2, the "Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

     In the event of a termination of this Agreement, the Parties, Baxter Financial Corporation and Westwood Management Corp., agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

                                   ARTICLE XV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of law principles of such Commonwealth.

     15.4 This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the Parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 Nothing contained in this Agreement shall be deemed to create rights in persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Acquired Fund) except that the Acquired Fund's Independent Directors are intended third-party beneficiaries of the provisions of paragraph
1.3 herein and all the Directors and officers of the Acquired Fund are intended third-party beneficiaries of paragraph 9.2 herein.

     15.6 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Trust's Declaration of Trust.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement, all as of the date first written above.



                                THE ADVISORS' INNER CIRCLE FUND
                                on behalf of its portfolio,
                                WHG LargeCap Value Fund


                                By: /s/ Philip_T. Masterson
                                   -------------------------------------
                                   Philip T. Masterson
                                   President


                                PHILADELPHIA FUND, INC.


                                By: /s/ Donald H. Baxter
                                   -------------------------------------
                                   Donald H. Baxter
                                   President



                                Westwood Management Corp. agrees to the
                                provisions of paragraphs 5.12, 6.4, 7.5, 8.5, 9.1, and 14.2 herein:

                                WESTWOOD MANAGEMENT CORP.


                                By: /s/ Brian O. Casey
                                   -------------------------------------
                                      Brian O. Casey
                                      President and CEO



                                Baxter Financial
                                Corporation agrees to the provisions of
                                paragraphs 6.4, 7.5, 8.5, 9.1, 9.2,
                                and 14.2 herein:

                                BAXTER FINANCIAL CORPORATION


                                By: /s/ Donald H. Baxter
                                   -------------------------------------
                                   Donald H. Baxter
                                   President

            D. F. KING
            48 Wall Street, 22nd Floor
            New York, NY 10005


To  vote  by  Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website www.[WEBSITE].com
3) Follow the instructions provided on the website.

To  vote  by  Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call 1-800-[PHONE NUMBER] 3) Follow the instructions.

To  vote  by  Mail

1) Read the Prospectus/Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


-------------------------------------------------------------------------------

      PROPOSAL

      To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of the assets and stated liabilities of the Philadelphia Fund, Inc. to the WHG LargeCap Value Fund, a portfolio of The Advisors' Inner Circle Fund, in exchange for Institutional Shares of the WHG LargeCap Value Fund, (b) the distribution of the Institutional Shares of the WHG LargeCap Value Fund pro rata by the Philadelphia Fund, Inc. to its shareholders, in complete liquidation of the Philadelphia Fund, Inc., and
      (c) the deregistration under the Investment Company Act of 1940, as amended, and dissolution under state law of the Philadelphia Fund, Inc.




      This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

                              For Against Abstain


                               0     0       0



      Your signature(s) acknowledge(s) receipt with this proxy of a copy of the Notice of Special Meeting and the prospectus/proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, either holder may sign this proxy but the name of the person signing should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.




      PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.




Signature [PLEASE SIGN WITHIN BOX]   Date        Signature (Joint Owners)   Date

        FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL
                     MEETING OF SHAREHOLDERS, TO BE HELD ON
                               [November 6], 2009

  The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints Ronald F. Rohe, Keith A. Edelman and Diane M. Sarro as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Philadelphia Fund, Inc. (the "Fund"), to be held at the offices of the Fund, 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432, at [11:00 a.m.], Eastern Time, on [November 6], 2009, and any adjournments or postponements thereof; and on the reverse the undersigned hereby instructs said proxies to vote.

                         THE ADVISORS' INNER CIRCLE FUND
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                       STATEMENT OF ADDITIONAL INFORMATION

               Acquisition of the Assets and Stated Liabilities of

                             PHILADELPHIA FUND, INC.
                      1200 North Federal Highway, Suite 424
                            Boca Raton, Florida 33432

                 By and in Exchange for Institutional Shares of

                            WHG LargeCap Value Fund,
                                   a series of
                         The Advisors' Inner Circle Fund
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                [October 6], 2009

This Statement of Additional Information (the "SAI"), which is not a prospectus, relates specifically to the proposed transfer of assets and stated liabilities of the Philadelphia Fund, Inc. (the "Philadelphia Fund") to the WHG LargeCap Value Fund, a separate series of The Advisors' Inner Circle Fund (the "WHG Fund" and, together with the Philadelphia Fund, the "Funds") in exchange for Institutional Shares of the WHG Fund in complete liquidation of the Philadelphia Fund (the "Reorganization"), and should be read in conjunction with the Prospectus/Proxy Statement dated [October 6], 2009. Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling The Advisors' Inner Circle Fund at 1-877-FUND-WHG.

                                TABLE OF CONTENTS

                                                                      PAGE
GENERAL INFORMATION                                                      1
DOCUMENTS INCORPORATED BY REFERENCE                                      2
PRO FORMA FINANCIAL INFORMATION                                          3

                               GENERAL INFORMATION

At a meeting held on April 15, 2009, the Board of Directors of the Philadelphia Fund approved an Agreement and Plan of Reorganization that contemplates the transfer of all the assets and stated liabilities of the Philadelphia Fund to the WHG Fund in exchange for shares of the WHG Fund. Institutional Shares of the WHG Fund will be distributed PRO RATA by the Philadelphia Fund to its shareholders in complete liquidation of the Philadelphia Fund. A special meeting of shareholders of the Philadelphia Fund to consider the Reorganization will be held at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432 at [11:00] a.m., Eastern Time on [November 6], 2009. For further information about the Reorganization, please see the Prospectus/Proxy Statement. In addition, for more information about the Funds, please see the applicable prospectus and statement of additional information which are incorporated by reference in the section titled "Documents Incorporated By Reference" below.

                       DOCUMENTS INCORPORATED BY REFERENCE

This SAI contains additional information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [October 6], 2009 of the Philadelphia Fund, which relates to the Reorganization. This SAI consists of the information set forth below pertaining to the Funds, and the following described documents, each of which is incorporated by reference herein:

1. PROSPECTUS OF THE PHILADELPHIA FUND DATED APRIL 1, 2009, filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2009 (EDGAR Accession No. 0000078105-09-000019).

2. STATEMENT OF ADDITIONAL INFORMATION OF THE PHILADELPHIA FUND DATED APRIL 1, 2009, filed with the SEC on March 31, 2009 (EDGAR Accession No. 0000078105-09-000020).

3. THE AUDITED FINANCIAL STATEMENTS AND RELATED REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INCLUDED IN THE ANNUAL REPORT TO SHAREHOLDERS OF THE PHILADELPHIA FUND FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008, filed with the SEC on January 28, 2009 on Form N-CSR (EDGAR Accession No. 0000078105-09-000008). No other parts of the Annual Report are incorporated herein by reference.

4. THE UNAUDITED FINANCIAL STATEMENTS INCLUDED IN THE SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE PHILADELPHIA FUND FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2009 filed with the SEC on July 21, 2009 on Form N-CSR (EDGAR Accession No. 0000078105-09-000032). No other parts of the semi-annual report are incorporated herein by reference.

5. PROSPECTUS OF THE ADVISORS' INNER CIRCLE FUND, RELATING TO THE WHG FUND, DATED MARCH 1, 2009, filed with the SEC on March 2, 2009 as part of Post-Effective Amendment No. 109 to The Advisors' Inner Circle Fund's Registration Statement on Form N-1A (EDGAR Accession No.
     0001135428-09-000087).

6. STATEMENT OF ADDITIONAL INFORMATION OF THE ADVISORS' INNER CIRCLE FUND, RELATING TO THE WHG FUND, DATED MARCH 1, 2009, filed with the SEC on March 2, 2009 as part of Post-Effective Amendment No. 109 to The Advisors' Inner Circle Fund's Registration Statement on Form N-1A (EDGAR Accession No. 0001135428-09-000087).

7. THE AUDITED FINANCIAL STATEMENT AND RELATED REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INCLUDED IN THE ANNUAL REPORT TO SHAREHOLDERS OF THE ADVISORS' INNER CIRCLE FUND, RELATING TO THE WHG FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008, filed with the SEC on
     January 8, 2009 on Form N-CSR (EDGAR Accession No. 0000935069-09-000025). No other parts of the Annual Report are incorporated herein by reference.

8. THE UNAUDITED FINANCIAL STATEMENTS INCLUDED IN THE SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE ADVISORS' INNER CIRCLE FUND, RELATING TO THE WHG FUND, FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2009, filed with the SEC on July 7, 2009 on Form N-CSR (EDGAR Accession No. 0000950123-09-020421). No other parts of the semi-annual report are incorporated herein by reference.

9. PRO FORMA COMBINED FINANCIAL STATEMENTS OF THE WHG FUND, dated as of April 30, 2009, are attached hereto.

                         PRO FORMA FINANCIAL INFORMATION

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIODS ENDED APRIL 30, 2009 (UNAUDITED). The following unaudited Pro Forma Combined Schedule of Investments, Statement of Assets and Liabilities, and Statement of Operations (Pro Forma Financial Statements) reflect the accounts of the Philadelphia Fund and the WHG Fund for periods ended April 30, 2009. Subject to shareholder approval, the Philadelphia Fund will be reorganized into the WHG Fund as of the close of business on or about [November 13], 2009. The Pro Forma Financial Statements have been derived from the books and records utilized in calculating daily net asset values on April 30, 2009.

The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities have been adjusted to give the effect of the proposed combination of the Funds. The combination is accounted for as a tax-free merger of investment companies. The Pro Forma Statement of Operations presents the operations of the Funds on a combined basis and is presented for information purposes only; however, it is not necessarily representative of what the combined result of the Funds would have been had the combination occurred as of April 30, 2009. The Pro Forma Statement of Operations has been adjusted to reflect the contractual arrangements for the WHG Fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined Fund. Other costs, which may change as a result of the Reorganization, are currently undeterminable.

The WHG Fund constitutes a surviving entity for financial reporting purposes; therefore, the WHG Fund is deemed to be the "accounting survivor" for the Reorganization.

The pro forma financial statements are followed by the Notes to the Pro Forma Financial Statements.

PHILADELPHIA FUND, INC.
WHG LARGECAP VALUE FUND
PRO FORMA SCHEDULE OF INVESTMENTS*
APRIL 30, 2009 (UNAUDITED)

* Prior to the Reorganization the investment adviser to the Acquired Fund intends to restructure the Acquired Fund's investment portfolio so that the portfolio mirrors the investment portfolio of the Acquiring Fund.


                                    WHG LargeCap Value Fund                Philadelphia Fund, Inc.
                            -------------------------------------    -----------------------------------
                             % of                                    % of
                              Net       Shares/Face                   Net     Shares/Face
                            Assets        Amount         Value       Assets      Amount        Value
                            ------      -----------   -----------    ------  ------------  -------------
Common Stock

    CONSUMER DISCRETIONARY
                              7.7%                                     5.5%
    DIRECTV Group                            44,900   $ 1,110,377                       -   $
                                                                                                       -
    McDonald's                               38,400     2,046,336                  50,000      2,664,500
    Nike, Cl B                               21,200     1,112,364                       -              -
    VF                                        9,800       580,846                       -              -
    Wal-Mart Stores                          42,200     2,126,880                       -              -
                                                      -----------                          -------------
                                                        6,976,803                              2,664,500
CONSUMER STAPLES
                              7.3%                                    24.9%
    Coca Cola Co.                                 -             -                  60,000      2,583,000
    Colgate-Palmolive                        38,600     2,277,400                  40,000      2,360,000
    CVS/Caremark                             72,700     2,310,406                       -              -
    Kellogg Co.                                   -             -                  50,000      2,105,500
    Philip Morris                            57,300     2,074,260                       -              -
    International
    Procter & Gamble Co.                          -             -                  50,000      2,472,000
    Wal-Mart Stores Inc.                          -             -                  50,000      2,520,000
                                                      -----------                          -------------
                                                        6,662,066                             12,040,500
ENERGY
                             17.1%                                     6.8%
    Anadarko Petroleum                       49,800     2,144,388                       -              -
    Apache                                   16,500     1,202,190                       -              -
    Chevron                                  40,900     2,703,490                  15,000        991,500
    ConocoPhillips                           54,500     2,234,500                       -              -
    Devon Energy                             22,500     1,166,625                       -              -
    Exxon Mobil                              40,600     2,706,802                       -              -
    Marathon Oil                                  -             -                  25,000        742,500
    Murphy Oil                               22,700     1,083,017                       -             -
    Occidental Petroleum                     40,800     2,296,632                  15,000        844,350
    Spectra Energy                                -             -                  50,000        725,000
                                                      -----------                          -------------
                                                       15,537,644                              3,303,350
FINANCIAL SERVICES
                             16.8%                                     7.4%
    ACE                                      49,700     2,302,104                       -              -
    BlackRock                                 8,200     1,201,464                       -              -
    JPMorgan Chase                           78,000     2,574,000                       -              -
    Mastercard, Cl A                         13,800     2,531,610                       -              -
    MetLife, Inc.                                 -             -                  80,000      2,380,000
     PNC Financial                           56,700     2,250,990                       -              -
       Services Group
    Travelers                                52,500     2,159,850                       -              -
    Wells Fargo                             111,000     2,221,110                  60,000      1,200,600
                                                      -----------                          -------------
                                                       15,241,128                              3,580,600



                                       Pro Forma Combined
                              --------------------------------------
                              % of
                               Net       Shares/Face
                              Assets       Amount          Value
                              ------     -----------     -----------
Common Stock

    CONSUMER DISCRETIONARY
                                6.9%
    DIRECTV Group                             44,900     $ 1,110,377

    McDonald's                                88,400       4,710,836
    Nike, Cl B                                21,200       1,112,364
    VF                                         9,800         580,846
    Wal-Mart Stores                           42,200       2,126,880
                                                         -----------
                                                           9,641,303
CONSUMER STAPLES
                               13.4%
    Coca Cola Co.                             60,000       2,583,000
    Colgate-Palmolive                         78,600       4,637,400
    CVS/Caremark                              72,700       2,310,406
    Kellogg Co.                               50,000       2,105,500
    Philip Morris                             57,300       2,074,260
    International
    Procter & Gamble Co.                      50,000       2,472,000
    Wal-Mart Stores Inc.                      50,000       2,520,000
                                                         -----------
                                                          18,702,566
ENERGY
                               13.5%
    Anadarko Petroleum                        49,800       2,144,388
    Apache                                    16,500       1,202,190
    Chevron                                   55,900       3,694,990
    ConocoPhillips                            54,500       2,234,500
    Devon Energy                              22,500       1,166,625
    Exxon Mobil                               40,600       2,706,802
    Marathon Oil                              25,000         742,500
    Murphy Oil                                22,700       1,083,017
    Occidental Petroleum                      55,800       3,140,982
    Spectra Energy                            50,000         725,000
                                                         -----------
                                                          18,840,994
FINANCIAL SERVICES
                               13.5%
    ACE                                       49,700       2,302,104
    BlackRock                                  8,200       1,201,464
    JPMorgan Chase                            78,000       2,574,000
    Mastercard, Cl A                          13,800       2,531,610
    MetLife, Inc.                             80,000       2,380,000
     PNC Financial                            56,700       2,250,990
       Services Group
    Travelers                                 52,500       2,159,850
    Wells Fargo                              171,000       3,421,710
                                                         -----------
                                                          18,821,728


                                    WHG LargeCap Value Fund                Philadelphia Fund, Inc.
                            -------------------------------------    -----------------------------------
                             % of                                    % of
                              Net       Shares/Face                   Net     Shares/Face
                            Assets        Amount         Value       Assets      Amount        Value
                            ------      -----------   -----------    ------  ------------  -------------

HEALTH CARE
                             12.2%                                     5.8%
    Amgen                                    23,700     1,148,739                       -              -
    Becton Dickinson                         36,800     2,225,664                       -              -
    Covidien                                 67,200     2,216,256                       -              -
    Johnson & Johnson                        42,500     2,225,300                  40,000      2,094,400
    Thermo Fisher Scientific                 33,900     1,189,212                       -              -
    UnitedHealth Group Inc.                       -            -                   30,000        705,600
    Wyeth                                    50,100     2,124,240                       -              -
                                                      -----------                          -------------
                                                      11,129,411                               2,800,000
PRODUCER DURABLES
                             10.2%                                     4.0%
    Dow Chemical                                  -             -                 120,000      1,920,000
    ITT                                      54,600     2,239,146                       -              -
    Raytheon                                 54,200     2,451,466                       -              -
    Union Pacific                            46,900     2,304,666                       -              -
    United Technologies                      46,500     2,271,060                       -              -
                                                      -----------                          -------------
                                                        9,266,338                              1,920,000
TECHNOLOGY
                             11.2%                                     0.0%
    Automatic Data                           60,600     2,133,120                       -              -
    Processing
    Cisco Systems                            61,000     1,178,520                       -              -
    EMC                                      92,500     1,159,025                       -              -
     International Business                  21,900     2,260,299                       -              -
       Machines
    Microsoft                                55,900     1,132,534                       -              -
    Oracle                                   57,000     1,102,380                       -              -
    Research In Motion                       17,100     1,188,450                       -              -
                                                      -----------                          -------------
                                                       10,154,328                                     -
UTILITIES
                             13.5%                                    28.9%
    American Electric Power                       -             -                  30,000        791,400
       Co. Inc.
    AT&T                                     88,400     2,264,808                  60,000      1,537,200
    Dominion Resources                       75,400     2,274,064                       -              -
    Duke Energy                                   -             -                 124,800      1,723,488
    Exelon                                   48,000     2,214,240                       -              -
    First Energy                                  -             -                  25,000      1,022,500
    FPL Group                                20,900     1,124,211                       -              -
    PG&E                                     58,500     2,171,520                       -              -
    Progress Energy, Inc.                         -             -                  70,000      2,388,400
    Sempra Energy                                 -             -                  25,000      1,150,500
    Southern Co.                                  -             -                  50,000      1,444,000
    TECO Energy Inc.                              -             -                 140,000      1,482,600
    Verizon Communications                   73,000     2,223,922                  80,000     2,427,200
                                                      -----------                          -------------
                                                       12,272,765                             13,967,288
                                                      -----------                          -------------
    Total Common Stock                                 87,240,483                             40,276,238
                                                      -----------                          -------------
                             95.9%                                    83.4%
        Cost                                           90,933,584                             45,813,704



                                        Pro Forma Combined
                               --------------------------------------
                               % of
                                Net       Shares/Face
                               Assets       Amount          Value
                               ------     -----------     -----------

HEALTH CARE
                                10.0%
    Amgen                                      23,700       1,148,739
    Becton Dickinson                           36,800       2,225,664
    Covidien                                   67,200       2,216,256
    Johnson & Johnson                          82,500       4,319,700
    Thermo Fisher Scientific                   33,900       1,189,212
    UnitedHealth Group Inc.                    30,000         705,600
    Wyeth                                      50,100       2,124,240
                                                          -----------
                                                           13,929,411
PRODUCER DURABLES
                                 8.0%
    Dow Chemical                              120,000       1,920,000
    ITT                                        54,600       2,239,146
    Raytheon                                   54,200       2,451,466
    Union Pacific                              46,900       2,304,666
    United Technologies                        46,500       2,271,060
                                                          -----------
                                                           11,186,338
TECHNOLOGY
                                 7.3%
    Automatic Data                             60,600       2,133,120
    Processing
    Cisco Systems                              61,000       1,178,520
    EMC                                        92,500       1,159,025
     International Business                    21,900       2,260,299
       Machines
    Microsoft                                  55,900       1,132,534
    Oracle                                     57,000       1,102,380
    Research In Motion                         17,100       1,188,450
                                                          -----------
                                                           10,154,328
UTILITIES
                                18.8%
    American Electric Power                    30,000         791,400
       Co. Inc.
    AT&T                                      148,400       3,802,008
    Dominion Resources                         75,400       2,274,064
    Duke Energy                               124,800       1,723,488
    Exelon                                     48,000       2,214,240
    First Energy                               25,000       1,022,500
    FPL Group                                  20,900       1,124,211
    PG&E                                       58,500       2,171,520
    Progress Energy, Inc.                      70,000       2,388,400
    Sempra Energy                              25,000       1,150,500
    Southern Co.                               50,000       1,444,000
    TECO Energy Inc.                          140,000       1,482,600
    Verizon Communications                    153,000       4,651,122
                                                          -----------
                                                           26,240,053
                                                          -----------
    Total Common Stock          91.6%                     127,516,721
                                                          -----------

        Cost                                              136,747,288


                                    WHG LargeCap Value Fund                Philadelphia Fund, Inc.
                            -------------------------------------    -----------------------------------
                             % of                                    % of
                              Net       Shares/Face                   Net     Shares/Face
                            Assets        Amount         Value       Assets      Amount        Value
                            ------      -----------   -----------    ------  ------------  -------------
Short-Term Investments
                              5.1%                                    15.7%
    American Express Co                           -   $         -               2,300,000     $2,299,872
        due 05/11/09        0.203%
     General Electric                             -             -
       Capital Corp         0.081%                                              1,000,000        999,984
        due 05/08/09
    HSBC Finance Corp.                            -             -               2,000,000      2,000,000
        due 05/01/09        0.183%
     SEI Daily Income Trust               4,682,155     4,682,155                      -               -
       Government Fund, Cl
       A (a)
                            0.160%
    U.S. Bancorp                                                -               2,300,000      2,300,000
        due 05/15/09        0.220%
                                                        4,682,155                              7,599,856
        Cost                                            4,682,155                              7,599,856

    Total Investments                                 $91,922,638                            $47,876,094
                                                                                             ===========
                            101.0%                                    99.2%
        Cost                                           95,615,739                             53,413,560



                                        Pro Forma Combined
                               --------------------------------------
                               % of
                                Net       Shares/Face
                               Assets       Amount          Value
                               ------     -----------     -----------
Short-Term Investments
                                 8.8%
    American Express Co                     2,300,000      $2,299,872
        due 05/11/09
     General Electric                       1,000,000         999,984
       Capital Corp
        due 05/08/09
    HSBC Finance Corp.                      2,000,000       2,000,000
        due 05/01/09
     SEI Daily Income Trust                 4,682,155       4,682,155
       Government Fund, Cl
       A (a)

    U.S. Bancorp                            2,300,000       2,300,000
        due 05/15/09
                                                           12,282,011
        Cost                                               12,282,011

    Total Investments                                    $139,798,732
                                                         ============
                                100.4%
        Cost                                              149,029,299

(a)  The rate reported is the 7-day effective yield as of April 30, 2009.

PHILADELPHIA FUND, INC.
WHG LARGECAP VALUE FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

                                                WHG LARGE
                                                CAP VALUE         PHILADELPHIA       PRO FORMA          PRO FORMA
                                                   FUND            FUND, INC.       ADJUSTMENTS          COMBINED
ASSETS
Investments in securities, at value           $   91,922,638      $ 47,876,094                       $   139,798,732
Cash                                                      -            322,090                               322,090
Receivable for capital shares sold                   883,539                -                                883,539
Receivable for investment securities sold            413,053                -                                413,053
Dividends and interest receivable                    116,946           166,473                               283,419
Reclaims receivable                                    1,831                -                                  1,831
Other assets (prepaid expenses)                       21,326            11,514                                32,840
                                              --------------      ------------     -------------     ---------------
       TOTAL ASSETS                               93,359,333        48,376,171                           141,735,504

LIABILITIES
Payable for investment securities                                           -
purchased                                          2,304,235                                               2,304,235
Accrued advisory, administrative and
     12b-1 fees                                           -             78,580                                78,580
Payable due to Investment Adviser                     42,068                -                                 42,068
Payable due to Administrator                          12,240                -                                 12,240
Chief compliance officer fees payable                  2,523                -                                  2,523
Payable due to Trustees                                2,464                -                                  2,464
Payable for Distribution Fees - Class A                  693                -                                    693
Other accrued expenses                                25,829            12,780                                38,609
                                              --------------      ------------                       ---------------
         TOTAL LIABILITIES                         2,390,052            91,360                             2,481,412
                                              --------------      ------------                       ---------------
       NET ASSETS                             $   90,969,281      $ 48,284,811                       $   139,254,092
                                              ==============      ============                       ===============
NET ASSETS CONSIST OF:
Paid in Capital                               $  113,943,931      $ 54,726,728                       $   168,670,659
Undistributed Net Investment Income                  395,042            89,172                               484,214
Accumulated Net Realized Loss on Investments     (19,676,591)         (993,623)                          (20,670,214)
Net Unrealized Depreciation on Investments        (3,693,101)       (5,537,466)                           (9,230,567)
                                              --------------      ------------                       ---------------
Net Assets                                    $   90,969,281      $ 48,284,811                       $   139,254,092
                                              ==============      ============                       ===============
Institutional Class Shares:
   Net Assets                                 $   86,672,781      $ 48,284,811                       $   134,957,592
   Net asset value, offering and
      redemption price per share              $         7.44      $       4.48                       $          7.44
Total shares outstanding at end of period         11,643,181        10,788,047      (4,298,153)           18,133,075

Class A Shares:
   Net Assets                                 $    4,296,500      $         -                        $     4,296,500
   Net asset value, offering and
     redemption price per share               $         7.45      $         -                        $          7.45
Total shares outstanding at end of period            576,936                -                                576,936

Cost of securities                            $   95,615,739      $ 53,413,560                       $   149,029,299

PHILADELPHIA FUND, INC.
WHG LARGECAP VALUE FUND
PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2009 (UNAUDITED)



                                     WHG Large Cap        Philadelphia                              Pro Forma           Pro Forma
                                        Value Fund           Fund, Inc.            Combined          Adjustments          Combined
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- -----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- -----------

Investment Income:
Dividends                           $         1,573,591  $        1,850,542  $          3,424,133        $       -       $3,424,133
Interest                                              -             151,619               151,619                -          151,619
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- -----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- -----------
         TOTAL INCOME                         1,573,591           2,002,161             3,575,752                -        3,575,752
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- -----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- -----------
Expenses:
Investment advisory fees                        446,594             434,802               881,396                -         881,396
Administration fee                              111,709             144,935               256,644         (60,644)  (a)    196,000
Trustees fees                                     8,983              48,163                57,146         (42,146)  (b)     15,000
Chief compliance officer fees                     5,499              16,039                21,538         (14,038)  (c)     7,500
Distribution fees -
    Philadelphia   Fund, Inc.                         -              86,959                86,959         (86,959)  (d)          -
Distribution fees - Class A                       1,800                   -                 1,800                -           1,800
Fund accounting agent's fees                          -              37,342                37,342         (37,342)  (e)          -
Transfer Agent fees                              69,520              38,811               108,331         (30,000)  (f)     78,331
Registration and filing fees                     41,273              13,932                55,205         (13,932)  (g)     41,273
Professional fees                                56,686              65,293               121,979         (65,293)  (h)     56,686
Printing fees                                    21,848               7,834                29,682          (7,834)  (i)     21,848
Custodian fees                                    7,793              26,230                34,023         (25,000)  (j)      9,023
Other expenses                                    2,728              33,869                36,597         (33,869)  (k)      2,728
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ---------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ---------
Total expenses                                  774,433             954,209             1,728,642        (417,057)       1,311,585
Less:
Waiver of Investment advisory form            (176,957)                   -             (176,957)           48,150        (128,807)
Fees paid indirectly                              (221)             (5,035)               (5,256)                -          (5,256)
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
Net expenses                                    597,255             949,174             1,546,429        (368,907)       1,177,522
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
Net investment income                           976,336           1,052,987             2,029,323          368,907       2,398,230
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments           (18,629,952)           1,183,416          (17,446,536)                -     (17,446,536)
Net change in unrealized
    appreciation on investments             (6,211,532)        (19,807,800)          (26,019,332)                -     (26,019,332)
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
Net unrealized and unrealized loss         (24,841,484)        (18,624,384)          (43,465,868)                -     (43,465,868)
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------

Net decrease in net assets
    resulting from operations             $(23,865,148)      $ (17,571,397)        $ (41,436,545)        $ 368,907   $ (41,067,638)
----------------------------------- -------------------- ------------------- --------------------- ---------------- ---- ----------


PHILADELPHIA FUND, INC.
WHG LARGECAP VALUE FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

1.  Organization

Philadelphia Fund, Inc. (the "Acquired Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Acquired Fund's investment objective is to achieve long-term growth of capital and income.

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 33 series.

The "WHG Funds" are series of the Trust. The financial statements herein are those of the WHG LargeCap Value Fund (the "Acquiring Fund"). The Acquiring Fund seeks long-term capital appreciation. The Acquiring Fund offers two classes of shares: Institutional Class and Class A.

For the purposes of these Pro Forma Financial Statements, the financial information covers the period from May 1, 2008 to April 30, 2009.

2.  Basis of Combination

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of the Acquired Fund and the Acquiring Fund as if such acquisition had occurred as of May 1, 2008. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which have been incorporated by reference in the Statement of Additional Information. The Acquired Fund and the Acquiring Fund each follow accounting principles generally accepted in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Acquired Fund for Institutional Class Shares of the Acquiring Fund. Under U.S. generally accepted accounting principles, the Acquiring Fund will be the surviving entity for accounting purposes.

The Pro Forma Financial Statements have been adjusted to reflect the contractual arrangements for the Acquiring Fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Agreement and Plan of Reorganization will be borne by the investment advisers to the Acquiring Fund and the Acquired Fund as agreed between them, without regard to whether the Reorganization is consummated. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund.

3. Security Valuation:

For purposes of calculating their daily net asset values ("NAV"), the Acquired Fund and the Acquiring Fund each generally values its investments as follows:

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Acquired Fund's Board of Directors or the Trust's Board of Trustees, as the case may be. The Acquiring Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2009, there were no fair valued securities.

4.  Shares of Beneficial Interest

The Pro Forma Institutional Class shares net asset value per share assumes the issuance of 6,489,894 Institutional Class shares of the Acquiring Fund in exchange for 10,788,047 Acquired Fund shares, which would have been outstanding at April 30, 2009 in connection with the Reorganization, assuming the Acquired Fund and the Acquiring Fund had been combined as of such date.

5.  Federal Income Taxes

It is the intention of each of the Acquired Fund and the Acquiring Fund to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the Pro Forma Financial Statements.

The Acquired Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") on May 31, 2009. The Acquiring Fund adopted FIN 48 on April 30, 2008. Neither the Acquired Fund nor the Acquiring Fund had a liability for any uncertain tax positions as of April 30, 2009. Both the Acquired Fund and the Acquiring Fund would recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax years ended for the Acquired Fund and the Acquiring Fund). The adoption of FIN 48 did not impact the Acquired Fund or Acquiring Fund's net assets or results of operations.

6. Pro Forma Adjustments

(a) An adjustment to the combined administrative fee reflects the fee structure of the WHG Funds and is calculated using the Acquiring Fund's average net assets for the twelve months ended April 30, 2009 in combination with the Acquired Fund's average net assets for the same period.

(b) Adjustment to reflect the elimination of the Trustees' Fees of the Acquired Fund and to increase the Trustees' Fees of the Acquiring Fund based on the Pro Forma combined average net assets.

(c) Adjustment to reflect the elimination of the Chief Compliance Officer Fees of the Acquired Fund and to increase the Chief Compliance Officer Fees of the Acquiring Fund based on the Pro Forma combined average net assets.

(d) Adjustment to reflect the elimination of Distribution Fees of the Acquired Fund, which are not charged by the Acquiring Fund.

(e) Adjustment to reflect the elimination of Fund Accounting Fees of the Acquired Fund, which are not charged separately, but are included in Administration Fees of the Acquiring Fund.

(f) Adjustment to reflect transfer agent fees due to the combining of the Funds into one and based upon the current expense structure of the Acquiring Fund.

(g) Adjustment to reflect share registration costs due to the combining of the Funds into one and based upon the current expense structure for the Acquiring Fund.

(h) Adjustment to reflect professional fees (legal and audit) due to the combining of the Funds into one and based upon the expense structure for the Acquiring Fund.

(i) Adjustment to reflect printing fees due to the combining of the Funds into one and based upon the expense structure for the Acquiring Fund.

(j) Adjustment to reflect custodian fees due to the combining of the Funds into one and based upon the current expense structure of the Acquiring Fund.

(k) Adjustment to reflect other expenses due to the combining of the Funds into one and based upon the current expense structure for the Acquiring Fund.

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

(a) Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") provides that:

         Subject to the exceptions and limitations listed below, every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

         No indemnification shall be provided hereunder to a Trustee or officer:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (b) with respect to any matter as to which he or he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interests of the Trust;

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (ii)     by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Trustees and officers may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in the next to last paragraph of Article VIII of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Article VIII of the Declaration of Trust, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in Article VIII of the Declaration of Trust, a "Disinterested Trustee" is one (i) who is not an "interested person" of the Trust (as defined by the Investment Company Act of 1940, as amended) (including anyone who has been exempted from being an "interested person" by any rule, regulation or order of the U.S. Securities and Exchange Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in Article VIII of the Declaration of Trust, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Article 5 of the Administration Agreement provides that the duties of the Trust's administrator, SEI Investments Global Fund Services (the "Administrator"), shall be confined to those expressly set forth in the Administration Agreement, and no implied duties are assumed by or may be asserted against the Administrator thereunder. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. (As used in Article V of the Administration Agreement, the term "Administrator" shall include Trustees, officers, employees and other agents of the Administrator as well as that entity itself). Under no circumstances shall the Administrator be liable to the Trust for consequential, indirect or punitive damages.

         So long as the Administrator, or its agents, acts without willful misfeasance, bad faith or gross negligence in the performance of its duties, and without reckless disregard of its obligations and duties under the Administration Agreement, the Trust assumes full responsibility and shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of any act or omission of the Administrator in carrying out its duties provided for under the Administration Agreement. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of the Administration Agreement.

         The indemnification rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification under the Administration Agreement may ultimately be merited. If in any case the Trust may be asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Trust of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

         The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event the

         Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. It the Trust does not elect to assume the defense of a suit, it will reimburse the Administrator for the fees and expenses of nay counsel retained by the Administrator.

         The Administrator may apply to the Trust at any time for instructions and may consult counsel for the Trust or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Administrator's duties, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

         Also, the Administrator shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons. Nor shall the Administrator be held to have notice of any change of authority of any officers, employee or agent of the Trust until receipt of written notice thereof from the Trust.

         Nothing herein shall make the Administrator liable for the performance or omissions of unaffiliated third parties not under the Administrator's reasonable control such as, by way of example and not limitation, transfer agents, custodians, investment advisers or sub-advisers, postal or delivery services, telecommunications providers and processing and settlement services.

(c) Article 6 of the Distribution Agreement provides that the Trust agrees to indemnify and hold harmless SEI Investments Distribution Co. (the "Distributor"), the distributor of the Trust's Shares, and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

         In on case (i) is the indemnity of the Trust to be deemed to protect the Distributor against any liability to the Trust or its Shareholders to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

         The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

         The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of its Shares.

         Additionally, Article 7 of the Distribution Agreement provides that the Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) based upon the 1933 Act or any other statute or common law and arising by reason of any person acquiring any Shares, and alleging a wrongful act of the Distributor or any of its employees or alleging that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Distributor.

         In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on nay designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

         The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen b the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

         The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the issue and sale of any of the Trust's Shares.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

(1)        CHARTER

(a) Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Trust" or the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

BY-LAWS

(2) Registrant's Amended and Restated By-Laws are incorporated herein by reference to exhibit (b)(2) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

VOTING TRUST AGREEMENTS

(3) Not Applicable.

AGREEMENT AND PLAN OF REORGANIZATION

(4) Agreement and Plan of Reorganization by and between the Registrant, on behalf of the WHG Large Cap Value Fund, and Philadelphia Fund, Inc., is filed herewith as Exhibit A to Part A of this Registration Statement.

(5)        INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

           Not Applicable.

(6)        INVESTMENT ADVISORY CONTRACTS

(a) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(b) Schedule A dated December 16, 2005, as amended August 8, 2006, to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000426 on September 8, 2006.

(c) Expense Limitation Agreement dated August 12, 2008 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(7)       UNDERWRITING AND DISTRIBUTION CONTRACTS

(a) Distribution Agreement dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now, SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(b) Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.

(c) Revised Form of Amended Sub-Distribution and Servicing Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(8)       BONUS OR PROFIT SHARING PLAN

           Not Applicable.

(9)        CUSTODIAN AGREEMENTS


(a) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates Bank N.A. (now, US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.


(b) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(c) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, National Association (now U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(d) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, N.A., (now U.S. Bank, National Association) assigning the Custodian Agreement to U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on August 28, 2006.

(e) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(10)       RULE 12B-1 PLAN AND RULE 18F-3 PLAN

(a) Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(b) Amended Schedule dated November 14, 2007 to the Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(2) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(c) Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(d) Schedule G to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the WHG Funds, is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(11) OPINION AND CONSENT OF COUNSEL (AS TO THE LEGALITY OF THE SECURITIES BEING REGISTERED)

           Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, as to the legality of securities being registered, is filed herewith.

(12)       PRIVATE LETTER RULING (AS TO CERTAIN TAX CONSEQUENCES)

           Internal Revenue Service Private Letter Ruling (121492-09; July 15,
           2009), as to certain tax consequences, is filed herewith.

(13)       OTHER MATERIAL CONTRACTS OF THE REGISTRANT

(a) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.

(b) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(c) Amendment and Attachment 1 thereto dated September 7, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the WHG Income Opportunity Fund, WHG SmidCap Fund, WHG LargeCap Value Fund, WHG Balanced Fund, WHG SmallCap Value Fund, and WHG AllCap Value Fund, is incorporated herein by reference to exhibit (h)(25) of Post-Effective

           Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d) Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(54) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000127 on March 17, 2004.

(e) Amended Exhibit D dated April 2007 to the Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(29) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(14)       OTHER OPINIONS

(a) Consent of independent registered public accountants, Ernst & Young LLP, is filed herewith.

(b) Consent of independent registered public accountants, Briggs, Bunting & Dougherty, LLP, is filed herewith.

(15)       OMITTED FINANCIAL STATEMENTS

           Not Applicable.

(16)       POWERS OF ATTORNEY

           Powers of Attorney for William M. Doran, Mitchell A. Johnson, James
           M. Storey, Esq., Michael Lawson, Philip T. Masterson, George J. Sullivan, Jr., Betty L. Krikorian, Robert A. Nesher, Charles E. Carlbom and John K. Darr are incorpoated herein by reference to Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-43484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(17)       ADDITIONAL EXHIBITS

(a) Prospectus and Statement of Additional Information, relating to Institutional Shares of the WHG LargeCap Value Fund, are incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(b) Annual Report dated October 31, 2008, relating to shares of the LargeCap Value Fund, is incorporated herein by reference to the Form N-CSR filing, filed with the SEC via EDGAR Accession No. 0000935069-09-000025 on January 8, 2009.

(c) Semi-Annual Report dated April 30, 2009, relating to shares of the LargeCap Value Fund, is incorporated herein by reference to the Form N-CSR filing, filed with the SEC via EDGAR Accession No. 0000950123-09-020421 on July 7, 2009.

(d) Westwood Management Corp. Revised Code of Ethics dated March 1, 2006 is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.

ITEM 17.  UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of August, 2009.


                                         THE ADVISORS' INNER CIRCLE FUND

                                         By: /S/ PHILIP T. MASTERSON
                                             -----------------------------------
                                             Philip T. Masterson, President


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             *                          Trustee                  August 28, 2009
------------------------------
Charles E. Carlbom

             *                          Trustee                  August 28, 2009
John K. Darr
------------------------------

             *                          Trustee                  August 28, 2009
William M. Doran
------------------------------

             *                          Trustee                  August 28, 2009
Mitchell A. Johnson
------------------------------

             *                          Trustee                  August 28, 2009
Betty L. Krikorian
------------------------------

             *                          Trustee                  August 28, 2009
------------------------------
Robert A. Nesher

             *                          Trustee                  August 28, 2009
------------------------------
James M. Storey

             *                          Trustee                  August 28, 2009
George J. Sullivan, Jr.
------------------------------

/S/ PHILIP T. MASTERSON                 President                August 28, 2009
------------------------------
Philip T. Masterson

             *                          Treasurer, Controller &  August 28, 2009
------------------------------          Chief Financial Officer
Michael Lawson



By:  /S/ PHILIP T. MASTERSON
    --------------------------
    Philip T. Masterson

                                  EXHIBIT INDEX

NUMBER   EXHIBIT
-----    -------

EX-99.11 Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, as to the legality of securities being registered

EX-99.12   Internal Revenue Service Private Letter Ruling (121492-09; July 15,
           2009), as to certain tax consequences

EX-99.14A  Consent of independent registered public accountants, Ernst & Young
           LLP

EX-99.14B  Consent of independent registered public accountants, Briggs, Bunting
           & Dougherty, LLP